EXECUTED COPY















                        JANUARY 2001 INVESTMENT AGREEMENT

                                  by and among

                              MOTIENT CORPORATION,

                         MOBILE SATELLITE VENTURES LLC,

               TMI COMMUNICATIONS AND COMPANY, LIMITED PARTNERSHIP

                                       and

                           THE INVESTORS NAMED HEREIN





                                   dated as of

                                 January 8, 2001

                                TABLE OF CONTENTS




SECTION 1.     The Closing....................................................2
- ----------     ------------

       1.1.    Formation of Newco GP; Conversion of Newco LLC.................2
       ----    -----------------------------------------------

       1.2.    The Investor Interests.........................................3
       ----    -----------------------

       1.3.    Formation of TMI Sub; TMI Asset Sale; The TMI Interest.........3
       ----    -------------------------------------------------------

       1.4.    Formation of Parent Sub; Sub Asset Sale; The Parent Interest...3
       ----    -------------------------------------------------------------

       1.5.    Parent Loan....................................................3
       ----    ------------

       1.6.    The Closing....................................................3
       ----    ------------

       1.7.    Conditions to Closing..........................................4
       ----    ----------------------

       1.8.    FCC Condition.................................................13
       ----    --------------


SECTION 2.     Investors Option..............................................14
- ----------     -----------------

       2.1.    Grant of Option...............................................14
       ----    ----------------

       2.2.    Exercise of Option............................................14
       ----    -------------------

       2.3.    Conditions to Investors Option Closing........................16
       ----    ---------------------------------------

       2.4.    Payment and Issuance of Interests.............................19
       ----    ----------------------------------

       2.5.    Certain Required Consents.....................................20
       ----    --------------------------


SECTION 3.     Parent Conversions............................................21
- ----------     -------------------

       3.1.    Parent Conversions............................................21
       ----    -------------------

       3.2.    Staged Exercise...............................................23
       ----    ----------------


SECTION 4.     Representations and Warranties of Parent and Newco............23
- ----------     ---------------------------------------------------

       4.1.    Organization and Good Standing; Power and
               Authority; Qualifications.....................................23
       ----    -----------------------------------------

       4.2.    Authorization of the Documents................................23
       ----    -------------------------------

       4.3.    Capitalization................................................24
       ----    ---------------

       4.4.    Authorization and Issuance of Interests.......................24
       ----    ----------------------------------------

       4.5.    SEC and Other Documents; Financial Statements.................25
       ----    ----------------------------------------------

       4.6.    No Undisclosed Liabilities....................................25
       ----    ---------------------------

       4.7.    Absence of Certain Changes or Events..........................26
       ----    -------------------------------------

       4.8.    No Conflict...................................................26
       ----    ------------

       4.9.    Litigation; Orders............................................27
       ----    -------------------

       4.10.   Compliance with Laws; Permits.................................27
       -----   ------------------------------

       4.11.   Offering Exemption............................................27
       -----   -------------------

       4.12.   Consents......................................................27
       -----   ---------

       4.13.   Brokers.......................................................28
       -----   --------

       4.14.   Public Utility Holding Company, Etc...........................28
       -----   ------------------------------------

       4.15.   FCC...........................................................28
       -----   ----

       4.16.   Sub Representations and Warranties............................29
       -----   -----------------------------------

       4.17.   Restrictions..................................................29
       -----   -------------

       4.18.   Newco LLC Activities..........................................29
       -----   ---------------------

       4.19.   Accredited Investor...........................................29
       -----   --------------------

       4.20.   Disclosure....................................................29
       -----   -----------

       4.21.   Newco Financial Statements....................................30
       -----   ---------------------------

       4.22.   No Undisclosed Liabilities of Newco...........................30
       -----   ------------------------------------

       4.23.   Absence of Certain Changes and Events.........................30
       -----   --------------------------------------

       4.24.   Title.........................................................30
       -----   ------

       4.25.   Solvency......................................................30
       -----   ---------


SECTION 5.     Representations and Warranties of the Investors...............31
- ----------     ------------------------------------------------

       5.1.    Investment Representations....................................31
       ----    ---------------------------

       5.2.    Organization and Good Standing; Power and Authority...........32
       ----    ----------------------------------------------------

       5.3.    Authorization of Documents....................................32
       ----    ---------------------------

       5.4.    No Conflict...................................................32
       ----    ------------

       5.5.    Litigation; Orders............................................33
       ----    -------------------

       5.6.    Compliance with Laws; Permits.................................33
       ----    ------------------------------

       5.7.    Consents......................................................33
       ----    ---------

       5.8.    Brokers.......................................................33
       ----    --------

       5.9.    Appointment of Investor Group Designees.......................33
       ----    ----------------------------------------


SECTION 6.     Representations and Warranties of TMI.........................34
- ----------     --------------------------------------

       6.1.    Investment Representations....................................34
       ----    ---------------------------

       6.2.    Organization and Good Standing; Power and Authority...........35
       ----    ----------------------------------------------------

       6.3.    Authorization of Documents....................................35
       ----    ---------------------------

       6.4.    No Conflict...................................................36
       ----    ------------

       6.5.    Litigation; Orders............................................36
       ----    -------------------

       6.6.    Compliance with Laws; Permits.................................36
       ----    ------------------------------

       6.7.    Consents......................................................37
       ----    ---------

       6.8.    Canadian Holdco and Canadian License Co.......................37
       ----    ----------------------------------------

       6.9.    TMI Representations and Warranties............................37
       ----    -----------------------------------

       6.10.   Solvency......................................................37
       -----   ---------

       6.11.   Brokers.......................................................37
       -----   --------

       6.12.   TMI Licenses..................................................38
       -----   -------------

       6.13.   Other Representations and Warranties..........................39
       -----   -------------------------------------

       6.14.   Closing Date Licenses.........................................39
       -----   ----------------------

       6.15.   Disclosure....................................................40
       -----   -----------

SECTION 7.     Right to Require Valuation....................................40
- ----------     ---------------------------


SECTION 8.     Representations and Warranties of  Newco LP...................43
- ----------     --------------------------------------------

       8.1.    Organization and Good Standing; Power and Authority;
               Qualifications................................................43
       ----    ----------------------------------------------------

       8.2.    Authorization of the Documents................................43
       ----    -------------------------------

       8.3.    Capitalization................................................44
       ----    ---------------

       8.4.    Authorization and Issuance of Investor Interests..............44
       ----    -------------------------------------------------

       8.5.    Financial Statements..........................................44
       ----    ---------------------

       8.6.    No Undisclosed Liabilities....................................44
       ----    ---------------------------

       8.7.    Absence of Certain Changes or Events..........................45
       ----    -------------------------------------

       8.8.    No Conflict...................................................45
       ----    ------------

       8.9.    Litigation; Orders............................................45
       ----    -------------------

       8.10.   Compliance with Laws; Permits.................................45
       -----   ------------------------------

       8.11.   Title.........................................................46
       -----   ------

       8.12.   ERISA Matters.................................................46
       -----   --------------

       8.13.   Insurance.....................................................46
       -----   ----------

       8.14.   Labor Relations; Employees....................................46
       -----   ---------------------------

       8.15.   Agreements....................................................47
       -----   -----------

       8.16.   Offering Exemption............................................47
       -----   -------------------

       8.17.   Consents......................................................47
       -----   ---------

       8.18.   Brokers.......................................................48
       -----   --------

       8.19.   Public Utility Holding Company, Etc...........................48
       -----   ------------------------------------

       8.20.   FCC...........................................................48
       -----   ----

       8.21.   Restrictions..................................................49
       -----   -------------

       8.22.   Environmental Matters.........................................49
       -----   ----------------------

       8.23.   Proprietary Rights............................................50
       -----   -------------------

       8.24.   Disclosure....................................................50
       -----   -----------


SECTION 9.     Sole Economics................................................51
- ----------     ---------------

SECTION 10.    Certain Other Covenants.......................................51
- -----------    ------------------------

       10.1.   Notification of Certain Matters...............................51
       -----   --------------------------------

       10.2.   Hart Scott-Rodino Filing......................................51
       -----   -------------------------

       10.3.   Certain Additional Covenants..................................51
       -----   -----------------------------

       10.4.   Transactions with Affiliates..................................52
       -----   -----------------------------

       10.5.   Reservation of Common Stock...................................53
       -----   ----------------------------

       10.6.   Use of Proceeds...............................................53
       -----   ----------------

       10.7.   Financial Information.........................................53
       -----   ----------------------

       10.8.   FCC Application; Next-Gen Satellite...........................53
       -----   ------------------------------------

       10.9.   Operations Plan...............................................54
       -----   ----------------

       10.10.  Exclusivity as to L-Band......................................55
       ------  -------------------------

       10.11.  Survival of Representations, Warranties, Agreements and
               Covenants; Indemnifications...................................55
               -------------------------------------------------------

       10.12.  GTIS Contract Amendment.......................................58
       ------  ------------------------

       10.13.  Newco/Newco Sub Management Agreement..........................58
       ------  -------------------------------------

       10.14.  Employee Confidentiality......................................58
       ------  -------------------------

       10.15.  Certain Releases and Consents.................................59
       ------  ------------------------------

       10.16.  Certain Sales Tax.............................................59
       ------  ------------------

SECTION 11.    Termination...................................................59
- -----------    ------------

       11.1.   Termination...................................................59
       -----   ------------


SECTION 12.    Further Assurances............................................60
- -----------    -------------------


SECTION 14.    Entire Agreement..............................................61
- -----------    -----------------


SECTION 15.    Notices.......................................................61
- -----------    --------


SECTION 16.    Amendments....................................................62
- -----------    -----------


SECTION 17.    Counterparts..................................................62
- -----------    -------------


SECTION 18.    Headings......................................................62
- -----------    ---------


SECTION 19.    Nouns and Pronouns............................................62
- -----------    -------------------


SECTION 20.    Governing Law.................................................62
- -----------    --------------


SECTION 21.    Publicity.....................................................63
- -----------    ----------


SECTION 22.    Severability..................................................64
- -----------    -------------


SECTION 23.    Expenses......................................................64
- -----------    ---------


SECTION 24.    Certain Defined Terms.........................................64
- -----------    ----------------------






                              INVESTMENT AGREEMENT



     JANUARY 2001 INVESTMENT AGREEMENT, dated as of January 8, 2001 by and among MOTIENT CORPORATION, a Delaware corporation ("Parent"), MOBILE SATELLITE VENTURES LLC, a Delaware limited liability company (formerly named "Motient Satellite Ventures LLC," hereinafter sometimes referred to as "Newco LLC") each of the existing investors in Newco LLC identified under the caption "EXISTING INVESTORS" on hereto (each, an "Existing Investor" and collectively, the "Existing Investors"), each of the new investors in Newco LLC identified under the caption "NEW INVESTORS" on Schedule III hereto (each, a "New Investor" and collectively, the "New Investors") and TMI COMMUNICATIONS AND COMPANY, LIMITED PARTNERSHIP, a limited partnership organized under the laws of the Province of Quebec ("TMI"). The Existing Investors and the New Investors are referred to herein each, as an "Investor" and collectively, as the "Investors".

                              W I T N E S S E T H :
                               - - - - - - - - - -


                  WHEREAS, Motient Services Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent ("Sub"), has been issued licenses by the Federal Communications Commission (the "FCC") to provide satellite communications services (such licenses, together with the satellite and ground assets, the "Existing Sub Business") in the United States and surrounding waters and airspace and has a license to provide such services in the 1530-1559 MHz and 1631.5-1660.5 MHz band;

                  WHEREAS, in June 2000, pursuant to an Investment Agreement dated as of June 22, 2000 (the "June Investment Agreement"), Parent and the
Existing Investors formed and funded Newco LLC, which entered into certain arrangements with Sub, including an Asset Sale Agreement dated as of June 29, 2000 (the "Sub Asset Sale Agreement") (the transactions involving Parent, Sub, Newco LLC, the Existing Investors and related parties consummated in June 2000 pursuant to the June Investment Agreement are referred to herein as the "June Transactions", and the June Investment Agreement, the Sub Asset Sale Agreement and the other agreements entered into in connection therewith are referred to herein as the "June Agreements");

                  WHEREAS, the Sub Asset Sale Agreement was amended as of November 29, 2000, to provide for the sale of the retail transportation business of Sub to Aether Systems, Inc. ("Aether"), which sale was effected on November 29, 2000 (the "Aether Sale");

                  WHEREAS, TMI, which is indirectly wholly-owned by BCE Inc., a Canadian business corporation ("BCE"), is the holder of a license issued by the Canadian Government for L-Band mobile satellite spectrum and the owner of related satellite, ground and customer assets (collectively, the "Existing TMI Business");

                  WHEREAS, the parties wish for Newco LLC, which is owned as set forth on Schedule I hereto, to be converted into a Delaware limited partnership at the Closing, to be named Mobile Satellite Ventures, LP ("Newco LP"), with the interests of the members of Newco LLC being converted into the interests in Newco LP reflected on Schedule II hereto;

                  WHEREAS, the parties hereto wish for Newco LP and TMI to rationalize and restructure the operations of the satellite and related ground systems of the Existing Sub Business and the Existing TMI Business, together with the spectrum and licenses (including service and feeder links, satellite orbit slots and additional spectrum license filings in the 2 GHz bands), customer bases, intellectual property, switches, network and related assets (collectively, the "Satellite Systems") into a legal and operational structure that supports and maximizes the economic viability of a regional mobile satellite system (the "Newco/CLC L-Band Satellite Business"), subject to complying with all U.S. and Canadian regulatory requirements;

                  WHEREAS,   BCE  is  today  entering  into  a  Non-Interference
Agreement with Newco; and

                  WHEREAS the parties have developed a network operations plan reflecting their intentions as to certain aspects of the combination of the Existing Sub Business and the Existing TMI Business;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:


                  SECTION 1.        The Closing.
                                    -----------

                  1.1.     Formation of Newco GP; Conversion of Newco LLC.
                           ----------------------------------------------

                  (a) At or prior to Closing, the parties shall form a Delaware corporation ("Newco GP"), to be named Mobile Satellite Ventures GP Inc., to act as the general partner of Newco LP. Newco GP shall have one class of common stock, which shall be owned by the limited partners of Newco LP pro rata in accordance with their Percentage Interests (as defined in the Newco LP
Agreement) in Newco LP. The charter and by-laws of Newco GP shall be substantially in the forms of Exhibits A and B hereto, and at the Closing the entities which are to be Limited Partners of Newco LP shall enter into the Newco GP Stockholders Agreement in the form of Exhibit C hereto. The entities which are to be limited partners in Newco LP shall purchase shares of Newco GP, execute all consents and other approvals, and take all other actions reasonably necessary to effect the conversion and other actions described in this Section
1.1. At the Closing,  Newco LLC shall convert into Newco LP in  accordance  with
Section 18-216 of the Delaware Limited Liability Company Act and Section 17-217 of the Delaware Revised Uniform Limited Partnership Act (the "DRULPA"). The limited partnership agreement of Newco LP (the "Newco LP Agreement") shall be substantially in the form of Exhibit D, except that prior to giving effect to the consummation of the other transactions to be consummated at the Closing, Newco LP shall be owned as set forth on Schedule II hereto.

                  (b) Notwithstanding the foregoing,  if the conversion of Newco
LLC into a Delaware limited partnership or its continued status as a Delaware limited partnership would or shall cause a materially adverse Canadian tax effect to TMI due to a change in law or interpretation under Canadian tax law, the parties in good faith will undertake to effect the conversion or continuation of Newco LLC as a limited partnership in a U.S. jurisdiction other than Delaware that will provide the same Canadian tax effects intended by this Agreement to be conferred on TMI by the conversion or continuation of Newco LLC as a Delaware limited partnership and will not otherwise have a Material Adverse Effect on any partner in Newco LP. In that event, references to "Delaware" and certain provisions of Delaware law herein and in the Ancillary Agreements correspondingly shall be changed, where appropriate, to the name of that other U.S. jurisdiction. The entities which are to be partners in Newco LP shall execute all consents and other approvals, and take all other actions, reasonably necessary to effect the conversion described in the immediately preceding sentence. Any additional costs or expenses incurred by the parties in connection with such change of jurisdiction shall be for the account of TMI.

                  (c) At Closing, Newco shall form a wholly-owned subsidiary of Newco LP ("Newco Sub") to hold the FCC Licenses that are to be transferred by Sub and TMI to Newco or Newco Sub under the Asset Sale Agreements.

                  1.2. The Investor Interests. At the Closing, each Investor shall, severally and not jointly (subject to the third sentence of Section 1.6(b)), purchase from Newco LP, and Newco LP shall sell to such Investor, the limited partnership interest in Newco LP (collectively, the "Investor
Interests") described opposite such Investor's name on Schedule III for the purchase price indicated on Schedule III, which shall result in an aggregate purchase price to be paid by the Investors for all of the Investor Interests to be purchased at the Closing of Fifty Million Dollars (US$50,000,000) (the "Investor Purchase Price").

                  1.3.  Formation of TMI Sub; TMI Asset Sale;  The TMI Interest.
(a) At or prior to the Closing, TMI will form a special purpose Delaware limited partnership ("TMI Sub") to hold the limited partnership interest in Newco LP described opposite TMI Sub's name on Schedule IV (the "TMI Interest").

                  (b) At the Closing, the transactions contemplated by the TMI Asset Sale Agreements shall be consummated, including (i) the issuance to TMI of the limited partnership interest in Newco LP described opposite TMI Sub's name on Schedule IV, (ii) the issuance to TMI of a US $11.5 million promissory note substantially in the form of Exhibit E (the "TMI Note"), (iii) the transfer by TMI of a 33% equity interest in Canadian Holdco to Newco and (iv) the transfer by TMI of a 20% equity interest in Canadian License Co. to Newco.

                  1.4. Formation of Parent Sub; Sub Asset Sale; The Parent Interest. (a) At or prior to the Closing, Parent will form a special purpose Delaware corporation ("Parent Sub") to hold the limited partnership interest (the "Parent Interest") in Newco LP described opposite Parent Sub's name on
Schedule IV.

                  (b) At the Closing, the transactions contemplated by the Amended and Restated Sub Asset Sale Agreement shall be consummated, including the issuance by Newco of a US $15 million promissory note to Sub substantially in the form of Exhibit F hereto (the "MSI Note").

                  1.5.  Parent  Loan. At the Closing, Parent shall purchase from
                        ------------
Newco LP, for US$2,500,000 in cash, a promissory note of Newco LP substantially in the form of Exhibit G hereto (the "Motient Note").

                  1.6.     The Closing.
                           -----------

                  (a)  The  closing  of the  transactions  contemplated  by this
Section 1 (the "Closing") shall take place at the offices of Kirkpatrick & Lockhart, 1251 Avenue of the Americas, New York, New York as soon as practicable after the receipt of all third-party and governmental consents and approvals which are specified herein as conditions to the Closing or on such other date as shall be mutually agreed by TMI, Parent and the Investors (the "Closing Date"). At the Closing the parties shall execute and deliver (and cause their affiliates to execute and deliver) the Ancillary Agreements and the other certificates, documents and instruments contemplated hereby and thereby and shall consummate the Closing Transactions.

                  (b) At the Closing, Newco LP shall deliver to each Investor, to TMI Sub and to Parent Sub an executed copy of the Newco LP Agreement evidencing the Interest held by such person. In the case of each Investor, such delivery shall be made against receipt at the Closing by Newco LP from such Investor of its portion of the Investor Purchase Price, which shall be paid by wire transfer to an account designated in writing by Newco LP at least three business days prior to the Closing. If any Investor shall fail to make the payment contemplated by the preceding sentence (or shall fail to participate in the Closing), the other Investors in such Investor's Investor Group (as shown on
Schedule I) shall be obligated to make up for the resulting shortfall. If any Investor Group shall fail to comply with its obligations hereunder, the other Investors shall have the pro rata right (but not the obligation) to make up for the resulting shortfall, in which case the other Investor(s), TMI Sub and Parent Sub shall be deemed to have consented to the Investor Interests being re-allocated appropriately.

                  (c) At the Closing, the following transactions shall be deemed to occur in the following order:

                    (1) The  transactions  contemplated  by  Section  1.1 hereof
               (including the conversion of Newco LLC into Newco LP);

                    (2) The  transactions  contemplated  by  Section  1.2 and/or
               Section 1.8 hereof (if applicable);

                    (3)  The  transactions   contemplated  by  the  Amended  and
               Restated Sub Asset Sale Agreement;

                    (4) The  transfer  by  Parent to  Parent  Sub of the  Parent
               Interest;

                    (5) The transactions contemplated by Section 1.5 hereof;

                    (6) The issuance to TMI of the TMI Interest;

                    (7) The transfer by TMI of the TMI Interest to TMI Sub;

                    (8)  The  transactions   contemplated  by  the  TMI-Canadian
               License Co. Asset Sale Agreement;

                    (9) The transfer by TMI of 800 shares  (representing 80%) of the capital stock of Canadian License Co. to Canadian Holdco.;

                    (10) The transactions contemplated by the TMI-ULC Asset Sale
               Agreement; and

                    (11) The transactions (other than (6) above) contemplated by the TMI-Newco Asset Sale Agreement.

                  1.7.     Conditions to Closing.
                           ---------------------

                  (a)  Conditions  to  the  Obligations  of  all  Parties.   The
obligations of the parties hereto to consummate the transactions contemplated hereby at the Closing are subject to the satisfaction of the following conditions: (i) no ruling, order, injunction, decree, statute, rule or regulation of any governmental authority shall prevent the consummation of the transactions contemplated hereby; provided, however, that the parties shall use all commercially reasonable efforts to cause any such decree, ruling, injunction or other order to be vacated or lifted; and (ii) at Closing, Newco's pre-closing liabilities and financial commitments as a whole shall not exceed the sum of cash on hand at Closing and Five Million Dollars ($5,000,000) .

                  (b) Conditions to the Obligations of the Investors. The obligations of each Investor to consummate the transactions contemplated by
Section 1.2 at the Closing are subject to the satisfaction or waiver, on or before the Closing Date, of the following additional conditions:

                           (i) Representations, Warranties and Covenants of Other Parties. The representations and warranties of Parent and Newco LLC set forth in Section 4 of this Agreement and of TMI set forth in
           Section 6 of this Agreement shall be true and correct as of the date when made and (unless made as of a specified date) as of the Closing Date except for such breaches as would not have a Material Adverse Effect on (w) Parent, (x) Newco, (y) the Existing Sub Business and the Existing TMI Business (taken as a whole), or (z) the licenses or spectrum of either the Existing Sub Business or the Existing TMI Business; provided, however, that if any of the representations and warranties are already qualified as to Material Adverse Effect, such representation or warranty shall be true and correct as of such dates in all respects (i.e., as written). Parent, Newco LLC, and TMI shall have performed in all material respects their respective covenants set forth in this Agreement to be performed prior to or at the Closing; provided, however, that if any of the covenants are already qualified in any respect by materiality or as to Material Adverse Effect, such covenant shall have been performed in all respects (i.e., as written). Neither Parent nor Newco LLC shall have taken any action which would violate any provision of the Newco LLC Operating Agreement. At the Closing, Parent shall deliver to each Investor an officer's certificate, dated the Closing Date and duly executed by an executive officer, certifying as to Parent's and Newco's compliance with the conditions applicable to them set forth in this clause (i) and in clauses (ii), (iii), (iv), (ix), (x), (xiii) and (xiv); and TMI shall deliver to each Investor an officer's certificate, dated as of the Closing Date and duly executed by an executive officer, certifying as to TMI's compliance with the conditions applicable to it set forth in this clause (i) and in clauses (iv), (ix), (xi)
           (xii), (xiii), (xiv) and (xvii).

                           (ii) LP Conversion; Newco LP Agreement. Newco GP shall have been formed and Newco LLC shall have been converted into Newco LP as contemplated by Section 1.1 hereof. TMI Sub, Parent Sub, Newco GP, and each other Investor shall have executed and delivered to such Investor the Newco LP Agreement and the Newco GP Stockholder Agreement.

                           (iii) LP Certificates. Newco GP shall have executed and filed with the Secretary of State of the State of Delaware the certificate of conversion (the "Conversion Certificate") and certificate of limited partnership (the "LP Certificate"), each in the form attached hereto as Exhibit H.

                           (iv) Ancillary Agreements. (A) The parties to the Ancillary Agreements shall have executed and delivered such Agreements substantially in the forms attached as Exhibits, hereto and shall be prepared, at the Closing, to consummate the Closing Transactions, and (B) the GTIS Contract shall have been amended as contemplated by Exhibit N.

                           (v) Opinions of Counsel to Parent and TMI. Such Investor shall have received (x) opinions of counsel to Parent and Newco, dated the Closing Date, substantially in the form of Exhibit O hereto, (y) opinions of counsel to TMI reasonably satisfactory to such Investor with respect to matters customarily addressed by legal counsel in connection with transactions of the type contemplated hereby and by the Ancillary Agreements (including without limitation, including as to matters (other than priority) relating to the Guaranty, the Security Agreement and the Pledge Agreement), and (z) an opinion of regulatory counsel for TMI acceptable to such Investor in its good faith discretion.

                           (vi) Board of Directors of Newco GP. Newco GP shall have delivered to such Investor evidence that the number of directors comprising Newco GP's board of directors has been fixed as contemplated by the Newco GP Stockholders Agreement and that the persons designated by the Investors pursuant thereto shall have been elected to such board.

                           (vii) Good Standing Certificates. Newco LLC shall have delivered to such Investor a copy of a certificate of good standing, dated as of a date not earlier than five days prior to the Closing, from the State of Delaware and the Commonwealth of Virginia.

                           (viii) Secretary's Certificates. TMI, TMI Sub, Parent, Parent Sub, Newco GP and Sub shall have delivered to such Investor certificates executed by their respective Secretaries, dated the Closing Date, each certifying (A) in the case of Newco GP, a copy of its and Newco LP's organizational documents, (B) resolutions of its respective Board of Directors or Board of Managers authorizing the transactions contemplated hereby and by the Ancillary Agreements, (C) incumbency matters, and (D) such other proceedings relating to the authorization, execution and delivery of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby as may be reasonably requested by Telcom Satellite Ventures Inc. (the "Lead Investor").

                           (ix) No Pending Action. No action, suit, investigation, proceeding, temporary restraining order, preliminary or permanent injunction or other order or decree shall be pending or threatened in any court or other tribunal or before any arbitrator or governmental authority which (i) could have a Material Adverse Effect on (x) any Transaction Party (other than any Investor), (y) the Existing Sub Business and the Existing TMI Business (taken as a whole) or (z) the licenses or spectrum of either the Existing Sub Business or the Existing TMI Business or (ii) presents a substantial possibility of preventing the consummation of any material transaction contemplated hereby or by any Ancillary Agreements.

                           (x) FCC Approval. The FCC Applications Order shall have been issued and become a Final FCC Order, subject to the provisions of Sections 1.8 and 11.2.

                           (xi) CRTC Approval. The CRTC Approval shall have been granted and shall have become a Final CRTC Approval Order.

                           (xii)Industry Canada Approval. The Industry Canada Transfer of License Approval shall have been issued and become effective.

                           (xiii) Other Consents and Approvals. The Transaction Parties shall have received all governmental, shareholder and third party consents and approvals (including the consents of lenders, but excluding FCC, CRTC and Industry Canada approvals, which are covered by clauses (x), (xi) and (xii) above) necessary or, in the reasonable judgment of the Lead Investor, desirable in connection with the transactions contemplated hereby and by the Ancillary Agreements including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act").

                           (xiv) No Material Adverse Effect. No Material Adverse Effect shall have occurred, nor shall any event or events have occurred which would be reasonably likely to have a Material Adverse Effect, with respect to (x) any Transaction Party (other than any Investor) (y) the Existing Sub Business and the Existing TMI Business (taken as a whole) or (z) the licenses of spectrum of either the Existing Sub Business or the Existing TMI Business.

                           (xv) Other Documents. TMI, Parent, Newco LLC, Newco LP and Sub shall have delivered to such Investor such other documents as counsel to the Lead Investor may reasonably request.

                           (xvi) Other Investors. Each other Investor (other than any Other Investor in such Investor's Investor Group) shall be prepared to close simultaneously.

                           (xvii) BCE Encumbrances. At Closing, all of the assets to be conveyed under the TMI Asset Sale Agreements shall be free and clear of any and all Encumbrances including without limitation any Encumbrances held by BCE or its affiliates, other than any Encumbrances specifically permitted by the TMI Asset Sale Agreements.

                           (xviii) TMI-Telesat Side Letter. TMI and Telesat shall have performed all of their obligations under the TMI-Telesat Side Letter to be performed at or before Closing.

                  (c) Conditions to the Obligations of Parent and Newco LLC. The obligations of Parent and Newco LLC to consummate the transactions contemplated hereby at the Closing are subject to the satisfaction or waiver, on or before the Closing Date, of the following additional conditions:

                           (i) Representations, Warranties and Covenants of the Investors and TMI. The representations and warranties of each Investor set forth in Section 5 of this Agreement and of TMI set forth in Section 6 of this Agreement shall be true and correct as of the date when made and (unless made as of a specified date) as of the Closing Date except for such breaches as would not have a Material Adverse Effect on (x) Newco, (y) the Existing TMI Business and the Existing Sub Business (taken as a whole), or (z) the licenses or spectrum of the Existing TMI Business; provided, however, that if any of the representations and warranties are already qualified as to Material Adverse Effect, such representation or warranty shall be true and correct as of such dates in all respects (i.e., as written). Each Investor and TMI shall have performed in all material respects its covenants set forth in this Agreement to be performed prior to or at the Closing; provided, however, that if any of the covenants are already qualified in any respect by materiality or as to Material
           Adverse Effect, such covenant shall have been performed in all respects (i.e., as written). At the Closing each Investor shall deliver to Parent an officer's certificate, dated the Closing Date and duly executed by an executive officer, certifying as to such Investor's compliance with the conditions applicable to it set forth in this clause (i) and in clauses (iii), (vi) and (x), and TMI shall deliver to Parent an officer's certificate, dated the Closing Date and duly executed by an executive officer, certifying as to TMI's compliance with the conditions applicable to it set forth in this clause (i) and in clauses (iii), (vi), (viii), (ix), (x), (xi) and
           (xiii).

                           (ii) LP Conversion; Newco LP Agreement. TMI Sub, each Investor and Newco GP shall have executed and delivered to Parent Sub, the Newco LP Agreement and the Newco GP Stockholder Agreement.

                           (iii) Ancillary Agreements. (A) The parties to the Ancillary Agreements shall have executed and delivered such Agreements substantially in the form attached hereto as Exhibits and shall be prepared at the Closing to consummate the Closing Transactions; and (B) the GTIS Contract shall have been amended as contemplated by Exhibit N.

                           (iv) Opinions of Counsel to TMI. Parent and Newco shall have received opinions of counsel to TMI reasonably satisfactory to such Parent with respect to matters customarily addressed by legal counsel in connection with transactions of the type contemplated hereby and by the Ancillary Agreements (including without limitation, including as to matters (other than priority) relating to the Guaranty, the Security Agreement and the Pledge Agreement), and an opinion of regulatory counsel for TMI acceptable to Parent in its good faith discretion.

                           (v) Secretary's Certificates. Each Investor and TMI shall have delivered to Parent a certificate executed by its Secretary, dated the Closing Date, certifying (A) resolutions of its Board of Directors authorizing the transactions contemplated herein,
           (B) incumbency matters, and (C) such other proceedings relating to the authorization, execution and delivery of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby as may be reasonably requested by Parent.

                           (vi) No Pending Action. No action, suit, investigation, proceeding, temporary restraining order, preliminary or permanent injunction or other order or decree shall be pending or threatened in any court or other tribunal or before any arbitrator or governmental authority which (i) could have a Material Adverse Effect on (x) TMI, (y) the Existing Sub Business and the Existing TMI Business (taken as a whole) or (z) the licenses or spectrum of the Existing TMI Business, or (ii) presents a substantial possibility of preventing the consummation of any material transaction contemplated hereby or by any Ancillary Agreement.

                           (vii)  FCC  Approval.   The  FCC  Change  of  Control
           Approval shall have been issued and become effective.

                           (viii) CRTC Approval. The CRTC Approval shall have been granted and shall have become a Final CRTC Approval Order.

                           (ix) Industry Canada Approval. The Industry Canada Transfer of License Approval shall have been issued and become effective.

                           (x) Other Consents and Approvals. The Transaction Parties shall have received all governmental, shareholder and third party consents and approvals (including consents of lenders and, but excluding FCC, CRTC and Industry Canada approvals, which are covered by clauses (vii), (viii) and (ix) above) necessary or, in the reasonable judgment of Parent, desirable in connection with the transactions contemplated hereby and by the Ancillary Agreements including the expiration or termination of any applicable waiting period under the HSR Act;

                           (xi) No Material Adverse Effect. No Material Adverse Effect shall have occurred, nor shall any event or events have occurred which would be reasonably likely to have a Material Adverse Effect with respect to (x) Newco or TMI, (y) the Existing Sub Business and the Existing TMI Business (taken as a whole) or (z) the licenses or spectrum of the Existing TMI Business.

                           (xii) Conditions in Amended and Restated Sub Asset Sale Agreement. The conditions to Sub's obligations under the Amended and Restated Sub Asset Sale Agreement shall have been satisfied or waived.

                           (xiii) BCE Encumbrances. At Closing, all of the assets to be conveyed under the TMI Asset Sale Agreements shall be free and clear of any and all Encumbrances including without limitation any Encumbrances held by BCE or its affiliates, other than any Encumbrances specifically permitted by the TMI Asset Sale Agreements.

                           (xiv) TMI-Telesat Side Letter. TMI and Telesat shall have performed all of their obligations under the TMI-Telesat Side Letter to be performed at or before Closing.

                  (d) Conditions to the Obligations of TMI. The obligations of TMI to consummate the transactions contemplated hereby at the Closing are subject to the satisfaction or waiver, on or before the Closing Date, of the following additional conditions:

                           (i) Representations, Warranties and Covenants of Parent, Newco and the Investors. The representations and warranties of Parent and Newco set forth in Section 4 of this Agreement and of the Investors set forth in Section 5 of this Agreement shall be true and correct as of the date when made and (unless made as of a specified date) as of the Closing Date except for such breaches as would not have a Material Adverse Effect on Newco or the Existing Sub Business; provided, however, that if any of the representations and warranties are already qualified as to Material Adverse Effect, such representation or warranty shall be true and correct as of such dates in all respects (i.e., as written). Newco LLC and each Investor shall have performed in all material respects their respective covenants set forth in this Agreement to be performed prior to or at the Closing; provided, however, that if any of the covenants are already qualified in any respect by materiality or as to Material Adverse Effect, such covenant shall have been performed in all respects (i.e., as written). At the Closing Newco LLC shall deliver to TMI an officer's certificate, dated the Closing Date and duly executed by an executive officer, certifying as to Newco LLC's compliance with the conditions applicable to it set forth in this clause (i) and in clauses (ii), (iii), (iv), (ix), (x), (xiii) and (xiv), and each Investor shall deliver to TMI an officer's certificate, dated the Closing Date and duly executed by an executive officer, certifying as to such Investor's compliance with the conditions applicable to it set forth in this clause (i) and in clauses (iv), (ix) and (xiii).

                           (ii) LP Conversion; Newco LP Agreement. Newco LLC shall have been converted into Newco LP and Parent Sub, Newco GP and each Investor shall have executed and delivered to TMI Sub, the Newco LP Agreement and the Newco GP Stockholder Agreement;

                           (iii) LP Certificate. Newco LP shall have adopted and filed with the Secretary of State of the State of Delaware the LP Certificate;

                           (iv)  Ancillary   Agreements.   The  parties  to  the
           Ancillary Agreements shall have executed and delivered such Agreements substantially in the form attached hereto as Exhibits and shall be prepared at the Closing to consummate the Closing Transactions.

                           (v) Opinions of Counsel to Newco. TMI shall have received an opinion of counsel to Parent and Newco substantially in the form of Exhibit O.

                           (vi) Board of Directors of Newco GP. Newco GP shall have delivered to TMI evidence that the number of directors comprising Newco GP's board of directors has been fixed pursuant to the Newco GP Stockholders Agreement and that the persons designated by TMI Sub pursuant thereto shall have been elected to such board.

                           (vii) Good Standing Certificates. Newco LLC shall have delivered to TMI a copy of a certificate of good standing, dated as of a date not earlier than five days prior to the Closing, from the State of Delaware and the Commonwealth of Virginia.

                           (viii)  Secretary's   Certificates.   Each  Investor,
           Parent and Newco shall have delivered to TMI a certificate executed by its respective Secretary, dated the Closing Date, certifying (A) resolutions of its Board of Directors or Board of Managers authorizing the transactions contemplated herein, (B) incumbency matters, and (C) such other proceedings relating to the authorization, execution and delivery of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby as may be reasonably requested by TMI.

                           (ix) No Pending Action. No action, suit, investigation, proceeding, temporary restraining order, preliminary or permanent injunction or other order or decree shall be pending or threatened in any court or other tribunal or before any arbitrator or governmental authority which (i) could have a Material Adverse Effect on (x) Newco, (y) the Existing TMI Business and the Existing Sub Business (taken as a whole) or (z) the licenses or spectrum of the existing Sub Business, or (ii) presents a substantial possibility of preventing the consummation of the transactions contemplated hereby or by any Ancillary Agreement.

                           (x) FCC Approval. The FCC Change of Control Approval shall have been issued and become effective.

                           (xi) CRTC Approval. The CRTC Approval shall have been granted and shall have become a Final CRTC Approval Order.

                           (xii) Industry Canada Approval. The Industry Canada Transfer of License Approval shall have been issued and become effective.

                           (xiii) Other Consents and Approvals. The Transaction Parties shall have received all governmental, shareholder and third party consents and approvals (including consents of lenders, but excluding FCC, CRTC and Industry Canada approvals, which are covered by clauses (x), (xi) and (xii) above) necessary or, in the reasonable judgment of TMI, desirable in connection with the transactions contemplated hereby and by the Ancillary Agreements including the expiration or termination of any applicable waiting period under the HSR Act.

                           (xiv) No Material Adverse Effect. No Material Adverse Effect shall have occurred, nor shall any event or events have occurred which would be reasonably likely to have a Material Adverse Effect, with respect to (x) Newco or (y) the Existing Sub Business and the Existing TMI Business taken as a whole. Immediately prior to Closing, Newco LLC shall not have liabilities (excluding next generation satellite financing of the type to be permitted by the TMI
           Note) in excess of the amount of cash on hand as of the Closing Date.

                           (xv) Conditions in TMI Asset Sale Agreements. The conditions to TMI's obligations under the TMI Asset Sale Agreements shall have been satisfied or waived.

                  1.8. FCC Condition. (a) If the FCC Applications Order shall not have been granted by the 180th day after the date of the filing of the FCC Applications, TMI and Parent may, upon prior notice to the Investors, amend the filing to seek separately the FCC Change of Control Approval and the FCC Other Approvals, if TMI and Parent are reasonably convinced, based on formal or informal communication from the FCC, that the FCC is prepared to promptly grant the FCC Change of Control Approval but that the grant of the FCC Other Approvals will be subject to substantial further delay. In the event that the FCC Change of Control Approval thereafter is issued and becomes effective, then at any time the Market Condition is met, TMI and Parent may request that the Investors waive the condition set forth in Section 1.7 (b)(x) to the extent it relates to approvals other than the FCC Change of Control Approval. The Investors shall have ten business days from the receipt of such notice from TMI and Parent to indicate, in writing, whether they are prepared to waive such condition. If one or more of the Investors (the "Waiving Investors") are prepared to waive such condition and one or more (the "Non-Waiving Investors"), are not, then the Waiving Investors shall be entitled (but shall not be obligated) to purchase some or all of the interests that were to have been purchased by the Non-Waiving Investors. In the event all Investors are Waiving Investors, or the Waiving Investors are willing to purchase all of the Investor Interests to be sold at the Closing, the condition set forth in Section 1.7 (b)(x), to the extent it relates to approvals other than the FCC Change of Control Approval, shall be deemed waived on the date of the notice from the Waiving Investors with respect to the Waiving Investors, and the Waiving Investors shall succeed to the rights and obligations hereunder of the Non-Waiving Investors as such rights and obligations related to the Investor Interests that were to have been purchased by the Non-Waiving Investors at the Closing, and the Closing shall occur as soon as practicable after the FCC Change of Control Approval has become an FCC Closing Order (and the other conditions to Closing have been met). In the event that no Investors are Waiving Investors, or the Waiving Investors are not willing to purchase all of the Interests to be sold to the Non-Waiving Investors at the Closing, TMI Sub and Parent Sub shall have the right (but not the obligation) to purchase (or to arrange with third parties reasonably acceptable in good faith to the Investors for the purchase of) the Investor Interests that were to have been purchased at the Closing that the Waiving Investors (if any) are not willing to purchase. If TMI Sub, Parent Sub and/or such other third parties are prepared to purchase all of the Investor Interests that the Investors are not willing to purchase, and the Market Condition is still met, the condition set forth in Section 1.7(b)(x), to the extent it relates to approvals other than the FCC Change of Control Approval, shall be deemed waived with respect to the Waiving Investors, and TMI Sub, Parent Sub, the Waiving Investors (if any) and/or such other third parties shall succeed to the rights and the obligations of the Non-Waiving Investors as such rights and obligations relate to the Investor Interests that were to have been purchased by the Non-Waiving Investors at the Closing. In the event that the purchases contemplated by this Section 1.8 would leave Parent in "control" (as defined by the FCC) of Newco, the condition set forth in Section 1.7(b)(x) as it relates to FCC approval of the assignment of Sub's licenses to Newco shall be deemed waived.

                  (b) As between TMI Sub and Parent Sub, if both desire to purchase Investor Interests that were to have been purchased at the Closing by Non-Waiving Investors, each will be entitled to 50% of such available Investor Interests and, if the other party does not acquire the full 50% portion available to it, the other party shall be entitled to purchase the remaining unsubscribed portion prior to the offer of such Investor Interests to any third party.

                  (c) If all Investor  Interests  are not  purchased  under this
Section 1.8, the Closing will be postponed until the FCC Other Approvals are received.

                  (d) No changes in the parties participating in the Closing shall affect the other rights or obligations of the Investors hereunder, including without limitation their rights and obligations under Section 2 or
Section 3.

                  (e) To the extent necessary to reflect any transactions pursuant to this Section 1.8, the parties agree to amend, as appropriate, all schedules to this Agreement and the Ancillary Agreements.


                  SECTION 2.        Investors Option.
                                    ----------------

                  2.1. Grant of Option. Subject to the terms and conditions set forth herein, the Investors shall have an irrevocable option (the "Investors Option") to increase their equity participation in Newco LP by, in total for all Investors, 10.66% (e.g., from 40% to 50.66%), as contemplated by Section 4.1(b) of the Newco LP Agreement, and to receive an aggregate of 5,355,013.55 additional Class A Preferred Units (as defined in the Newco LP Agreement) for a price (the "Option Price") of US$40,000,000.

                  2.2.     Exercise of Option.
                           ------------------

                  (a) `The Investors Option may be exercised once in whole but not in part by any one or more of the Investors (the "Exercising Investor(s)") by delivering written notice of exercise to Newco LP (the "Option Notice," the date of delivery of which is referred to as the "Option Notice Date") at any time after the Closing Date and on or prior to June 29, 2002 (the "Exercise Period"). Notwithstanding the foregoing, no Investor may exercise the Investors Option (or participate in the exercise thereof) unless such Investor either (i) is an Accredited Investor, or (ii) delivers to Newco LP an opinion of counsel to the effect that such Investor may acquire an additional interest in Newco LP without the necessity of a registration under the Securities Act of 1933, as amended (the "Securities Act") or under applicable state securities laws.

                  (b) The Investors agree among themselves that if any one or more of them shall propose to exercise the Investors Option, it or they shall give at least twenty (20) days' prior notice thereof to each other Investor who shall then be a limited partner of Newco LP. Any Investor that shall wish to participate in such exercise shall be permitted to do so on a pro rata basis (allocating the equity participation in Newco LP to be acquired upon such exercise, and the Option Price, on the basis of the equity participation in Newco LP then held by each such participating Investor relative to the equity participation in Newco LP then held by all participating Investors). Notwithstanding the foregoing, no Investor may exercise the Investor Option prior to the 180th day after the Closing unless such Investor, together with other Investors that propose to participate in such exercise, or that consent to such exercise, hold at least 50.1% of the equity participation in Newco LP then held by all Investors.

                  (c) Upon receipt of the Option Notice,  Newco LP shall provide the Exercising Investor(s) and their representatives full access to all premises, properties, officers, directors, consultants, contractors, books, records (including, without limitation, tax returns, tax records and correspondence with accountants), contracts and documents pertaining to its business as the Exercising Investor(s) deem necessary (the "Due Diligence"), and the Exercising Investor(s) and their representatives shall have the right to copy such books, records, contracts and documents at the Exercising Investor(s)' expense. Newco shall cooperate fully with such Investors and their representatives in permitting reasonable access to its business to conduct the Due Diligence. Such access may be either during normal business hours or after normal business hours after the giving of reasonably advance notice to Newco LP. The Exercising Investor(s) shall reasonably restore any property of Newco LP damaged as a result of the Due Diligence to its condition prior to any such Due Diligence and shall indemnify and defend Newco LP from any and all liability which may arise as a result of the performance of Due Diligence by the Exercising Investor(s). Newco LP will furnish to each Exercising Investor and its representatives such financial and operating data and other information as such Exercising Investor may reasonably request, including, without limitation, financial statements, books and records and agreements with clients, customers, vendors, lessors, licensors and suppliers.

                  (d) Within ten (10) business days following the Option Notice Date Newco LP shall provide to each Exercising Investor a certificate of a senior executive officer of Newco LP, making on behalf of Newco LP the various representations and warranties set forth in Section 8 of this Agreement and such other representations and warranties as the Exercising Investor(s) may reasonably request (except that Newco LP shall not be required to make any such additional representations and warranties as to any matters as to which the pertinent information is not reasonably available to it), together with disclosure schedules updating the information in the Disclosure Schedules delivered herewith and taking any necessary exceptions to the representations and warranties not being made as of the date hereof, all as of the date delivered to each Investor (the "Newco LP Update Date"). As to representations and warranties made on the Newco LP Update Date which are parallel to representations and warranties made on the date hereof pursuant to Section 4, the Disclosure Schedules delivered on the Newco LP Update Date shall be updates of the Disclosure Schedules delivered herewith, adding relevant information as to any pertinent developments or changes since the date hereof. As to other representations and warranties made on the Newco LP Update Date, the Disclosure Schedules shall be prepared by Newco LP in good faith to reflect as fairly as possible the nature and scope of exceptions that the parties hereto have agreed upon in connection with the Disclosure Schedules delivered herewith.

                  (e) Within ten business (10) days following the Option Notice Date, each Exercising Investor shall provide to Newco LP a certificate of a senior executive officer of such Exercising Investor, remaking on behalf of such Exercising Investor the various representations and warranties set forth in
Section 5 of this Agreement, together with disclosure schedules showing any additional necessary exceptions to such representations and warranties, all as of the Newco LP Update Date.

                  (f) Beginning on the Option Notice Date and ending ten (10) days after the Newco LP Update Date, any Exercising Investor shall have the right to withdraw from participation in the exercise of the Investor Option by providing written notice to Newco LP and the other Exercising Investor(s) of such Exercising Investor's decision to withdraw. Following the expiration of the withdrawal period specified in the previous sentence, any non-withdrawing Exercising Investor(s) shall have an additional five business (5) day period in which they shall each decide whether to proceed with the exercise or to revoke the Exercise Notice. If one or more of the Exercising Investor(s) elects to proceed with the exercise of the Investors Option, such Investor(s) shall proceed to consummate the Investors Option as set forth in this Section 2 as though they were the only Investors originally exercising the Investors Option, including, but not limited to, the right to increase their Newco LP Percentage Interest in accordance with Section 2.1 and the allocation of percentage interests to be acquired and Option Price in accordance with Section 2.2. If all Exercising Investor(s) withdraw, the Exercise Notice shall be deemed revoked and the Investors Option shall be deemed not to have been exercised for any purpose hereunder (including the first sentence of Section 2.2(a)).

                  (g) Following the expiration of the withdrawal periods specified in Section 2.2(f) or, in the event the Exercising Investor(s) provide written notice to Newco that they waive the remainder of the withdrawal periods, on the date of such notice (the date of such notice or waiver is referred to as the "Investment Commitment Date"), Newco LP and the Exercising Investor(s) shall take all commercially reasonable action to promptly consummate the closing of the exercise of the Investors Option (the "Investors Option Closing"). Such date on which the Investors Option Closing shall occur is referred to as the "Investors Option Closing Date". Without limiting the generality of the foregoing, if prior notification or approval of any regulatory authority is required in connection with such purchase, the Exercising Investor(s) and, if applicable, Newco LP, shall promptly file the required notice or application for approval and shall expeditiously process the same (and Newco LP shall cooperate with the Exercising Investor(s) in the filing of any such notice or application and the obtaining of any such approval).

                  (h) During the period from the Option Notice Date to the date of the Investors Option Closing, Newco LP shall conduct its business and engage in transactions only in the ordinary course of business consistent with past practice.

                  (i) At the Investors Option Closing, Newco LP shall be converted into corporate form as contemplated by Section 9.5 of the Newco LP Agreement, unless a majority in interest of the Investors elect that Newco LP shall continue in limited partnership form. If the Investors Option Closing shall occur, the rights of the Investors under Section 3 hereof to give notice requiring a Parent Conversion, to the extent not exercised at the time of the Investors Option Closing, shall terminate.

                  2.3.     Conditions to Investors Option Closing.
                           --------------------------------------

                  (a) Conditions to the Obligations of Newco LP and the Exercising Investor(s). The obligations of Newco LP and the Exercising Investor(s) to consummate the transactions contemplated by Section 2.1 at the Investors Option Closing are subject to the satisfaction of the following conditions: no ruling, order, injunction, decree, statute, rule or regulation of any governmental authority shall prevent the consummation of the transactions contemplated hereby; provided, however, that the parties shall use all commercially reasonable efforts to cause any such decree, ruling, injunction or other order to be vacated or lifted.

                  (b) Conditions to the Obligations of the Exercising Investor(s). The obligations of each Exercising Investor to consummate the transactions contemplated by Section 2.1 at the Investors Option Closing are subject to the satisfaction or waiver, on or before the Investors Option Closing Date, of the following additional conditions:

                           (i) Representations, Warranties and Covenants of Newco LP. The representations and warranties and Newco LP set forth in Section 8 of this Agreement and such other representations and warranties as were made pursuant to Section 2.2(d) shall be true and correct in all material respects as of the Newco LP Update Date and as of the Investors Option Closing Date, subject to the updated disclosure schedules prepared in accordance with Section 2.2(d); provided, however, that if any of the representations and warranties are already qualified in any respect by materiality or as to Material Adverse Effect, such representation or warranty shall be true and correct as of such dates in all respects (i.e., as written). Newco LP shall have performed in all material respects its covenants set forth in this Agreement to be performed prior to or at the Investors Option Closing; provided, however, that if any of the covenants are already qualified in any respect by materiality or as to Material Adverse Effect, such covenant shall have been performed in all respects (i.e., as written). Newco LP shall not have taken any action which has violated any provision of Newco's Newco LP Agreement or this Agreement, as the case may be. At the Investors Option Closing Newco LP shall deliver to each Investor officer's certificates, dated the Investors Option Closing Date and duly executed by an executive officer of Newco GP, certifying as to Newco LP's compliance with the conditions set forth in this clause (i) and in clauses (v), (vi),
           (vii) and (viii).

                           (ii) Opinions of Counsel. Each Exercising Investor shall have received an opinion of counsel to Newco LP reasonably satisfactory to such Exercising Investor with respect to matters customarily covered in legal opinions delivered in connection with such investments.

                           (iii) Good Standing Certificates. Newco LP shall have delivered to each Exercising Investor a certificate of good standing, dated as of a date not earlier than five days prior to the Investors Option Closing, from the State of Delaware and each other state in which Newco LP transacts business.

                           (iv) Secretary's Certificates. Newco LP shall have delivered to each Exercising Investor certificates executed by the Secretary of Newco GP, dated the Investors Option Closing Date, each certifying (A) a copy of the organizational documents of Newco LP and Newco GP, (B) resolutions of Newco GP's Board of Directors authorizing the transactions contemplated hereby and by the Ancillary Agreements, (C) incumbency matters, and (D) such other proceedings relating to the authorization, execution and delivery of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby as may be reasonably requested by such Exercising Investor(s).

                           (v) No Pending Action. No action, suit, investigation, proceeding, temporary restraining order, preliminary or permanent injunction or other order or decree shall be pending or threatened in any court or other tribunal or before any arbitrator or governmental authority which (i) could have a Material Adverse Effect on Newco LP, or (ii) seeks to prevent the consummation of the transactions contemplated hereby, and is material in nature.

                           (vi) Consents and Approvals. Newco LP, Canadian Holdco and Canadian License Co. shall have received all governmental, shareholder and third party consents and approvals (including the consents of lenders) and the Exercising Investor(s) shall have received all governmental consents and approvals, in each case, necessary or, in the reasonable judgment of such Exercising Investor, desirable in connection with the transactions contemplated hereby and by the Ancillary Agreements including the expiration or termination of any applicable waiting period under the HSR Act.

                           (vii) No Material Adverse Effect. No Material Adverse Effect shall have occurred during the period between the Newco LP Update Date and the Investors Option Closing, nor shall any event or events have occurred which would be reasonably likely to have a Material Adverse Effect during such period, with respect to Newco LP.

                           (viii) Other Documents. Newco LP shall have delivered to each Exercising Investor such other documents as counsel to such Exercising Investor may reasonably request.

                           (ix)Other Exercising Investors. Each Other Exercising Investor shall be prepared to close simultaneously.

                  (c) Conditions to the Obligations of Newco LP. The obligations of Newco LP to consummate the transactions contemplated by Section 2.1 at the Investors Option Closing are subject to the satisfaction or waiver, on or before the Investors Option Closing Date, of the following additional conditions:

                           (i) Representations, Warranties and Covenants of the Exercising Investors. The representations and warranties of each Exercising Investor set forth in Section 5 of this Agreement shall be true and correct in all material respects as of the date when made and (unless made as of a specified date) as of the Investors Option Closing Date, subject to the updated disclosure schedules prepared in accordance with Section 2.2(e) ; provided, however, that if any of the representations and warranties are already qualified in any respect by materiality or as to Material Adverse Effect, such representation or warranty shall be true and correct as of such dates in all respects (i.e., as written). The Exercising Investors shall have performed, in all material respects, their covenants set forth in this Agreement to be performed prior to or at the Investors Option Closing; provided, however, that if any of the covenants are already qualified in any respect by materiality or as to Material Adverse Effect, such covenant shall have been performed in all respects (i.e., as written). At the Investors Option Closing each Investor shall deliver to Newco LP an officer's certificates, dated the Investors Option Closing Date and duly executed by an executive officer, certifying as to such Exercising Investor's compliance with the conditions set forth in this clause (i) and in clause (iii).

                           (ii) Secretary's Certificates. Each Exercising Investor shall have delivered to Newco LP a certificate executed by its Secretary, dated the Investors Option Closing Date, certifying
           (A) resolutions of its Board of Directors authorizing the transactions contemplated herein, (B) incumbency matters, and (C) such other corporate proceedings relating to this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby as may be reasonably requested by Newco LP.

                           (iii) Consents and Approvals. The Exercising Investor(s) and Newco LP shall have received all governmental consents and approvals, in each case, necessary in connection with the transactions contemplated by this Section 2 including the expiration or termination of any applicable waiting period under the HSR Act.

                           (iv) Exercising Investor. Each Exercising Investor shall be prepared to close simultaneously.

                  (d) If the Investors Option Closing shall not occur due to a failure of any of the conditions listed in Section 2.3(a) or (b), then the Exercise Notice shall be deemed revoked and the Investors Option shall be deemed not to have been exercised for any purpose hereunder (including the first sentence of Section 2.2(a) and the first sentence of section 3.1). If the Investors Option Closing shall not have occurred through no fault of Newco LP, acting in good faith, within 10 business days following the date on which all of the conditions set forth in Sections 2.3(a) and (b) shall have been reasonably satisfied, the Investors' right to exercise the Investors Option, and any right to give any further Exercise Notice, shall immediately thereupon terminate.

                  (e) If the Investor Option Closing shall occur, Newco shall issue 83,228.75 Common Units to TMI Sub for no additional consideration, so that following such Investors Option Closing (and assuming the Investors shall have made the full investment contemplated hereby at the Closing and none of the Investor Groups has consummated a Parent Conversion), Newco shall be owned as reflected on Schedule V.

                  2.4.     Payment and Issuance of Interests.
                           ---------------------------------

                  (a) At the Investors Option Closing, each Exercising Investor will pay to Newco LP in immediately available funds by wire transfer to a bank account designated in writing by Newco LP at least three days prior to the Investors Option Closing an amount equal to such Investor's proportional amount of the Option Price; provided, that failure or refusal of Newco LP to designate such a bank account shall not preclude the Investors from exercising the Investors Option.

                  (b) At the Investors Option Closing, simultaneously with the delivery of immediately available funds as provided in Section 2.4(a), Newco LP will deliver, or cause to be delivered to each Exercising Investor, evidence that the Investor Interests to be purchased by such Investor at the Investors Option Closing have been duly issued, which Investor Interests will be validly issued and free and clear of all mortgages, liens, pledges, encumbrances, security interests, deeds of trust, options, encroachments, reservations, orders, decrees, judgments, conditions, restrictions, charges, agreements, claims or equities of any kind ("Encumbrances") (except for any such Encumbrance due to applicable federal and state securities laws and Encumbrances arising from acts of the Exercising Investors).

                  2.5. Certain Required Consents. During the Exercise Period (and if the Investors Option shall have been exercised, until the Investors Option Closing Date), Newco LP shall not, (and to the extent it has the ability to do so, Newco LP shall not permit Canadian Holdco, Canadian License Co. or any subsidiary of Newco LP, Canadian Holdco or Canadian License Co. to) take any of the following actions without the prior written consent of Investors holding not less than 50.1% of the Percentage Interests (as defined in the Newco LP Agreement) in Newco LP then held by all Investors:

                           (i) declare or pay distributions to the Partners of Newco LP except under Sections 8.2 and 8.7 of the Newco LP Agreement;

                           (ii) (A) make any material change in the nature of the business of Newco LP as proposed to be developed hereunder and under the Ancillary Agreements or engage in any new line of business, or (B) assign or otherwise transfer any of its rights or obligations under the Asset Sale Agreements, or any Ancillary Agreement;

                           (iii)  adopt or approve its annual  operating  budget
           including   capital   expenditures  and  other  project  spending  or
           materially deviate therefrom.

                           (iv) enter into, or waive or modify any material agreement with Parent or TMI or any of their subsidiaries or other Affiliates, in each case, in any material respect;

                           (v) to the extent not provided for in the  Operations
            Plan, redeem or repurchase any Newco Units, or repurchase or repay any indebtedness in excess of $100,000 prior to its stated maturity;

                           (vi) to the extent not provided for in the Operations Plan, except in the ordinary course of business, hypothecate, mortgage, pledge, charge or encumber any assets having a value in the aggregate in excess of $100,000;

                           (vii) to the extent not provided for in the Operations Plan, borrow or lend aggregate amounts in excess of $100,000 or lesser amounts if outside the ordinary course of business;

                           (viii) declare bankruptcy, dissolve, voluntarily liquidate or voluntarily wind up;

                           (ix) to the extent not provided for in the Operations Plan, enter into any contract or agreement outside the ordinary course of business which involves aggregate consideration in excess of $100,000 per annum;

                           (x) to the extent not provided for in the Operations Plan, acquire or dispose of any assets in a single transaction or series of related transactions for aggregate consideration in excess of $100,000 per annum;

                           (xi) terminate or retain accountants, or amend or modify its accounting practices in any material respect, except as may be required to maintain compliance with GAAP or legal or regulatory requirements or guidelines and except that Newco LP may retain a "Big Five" accounting firm;

                           (xii) authorize, create, allot, reserve or issue additional interests or Units of Newco LP;

                           (xiii)  register or offer securities for public sale;

                           (xiv) effect any merger, amalgamation, reorganization or business combination or sale or conveyance of the property of Newco LP as an entirety or substantially as an entirety;

                           (xv) assume, guaranty, endorse or otherwise become liable upon the obligation of any Partner or any of their respective Affiliates;

                           (xvi) purchase or acquire any property or assets or obligations or stock of or interest in, make any capital contribution to, or otherwise invest directly or indirectly in or make loans or advances (except for expenses of directors of the Newco GP incurred in connection with any meeting of its Board of Directors) to, any Partner or any of their respective Affiliates;

                           (xvii) pay or incur any obligation for the payment of salaries, fees or other remuneration, or change the rate of compensation or other remuneration, or pay any debts claimed to be owing, directly or indirectly, to any Partner of Newco LP or any of its subsidiaries or to any firm or corporation in which they have an interest other than (A) any employment, management or consulting arrangements made with management of Newco LP and Newco GP or directors of Newco GP, and (B) customary fees and expenses of the directors of Newco GP or any subsidiary of Newco LP paid in connection with any meeting of the Board of Newco GP or such subsidiary; or

                           (xviii) enter into any transaction with any Partner of Newco LP or any of their respective Affiliates unless such transaction is on terms no less favorable to Newco LP than can be obtained from an unaffiliated third party.


                  SECTION 3.        Parent Conversions.
                                    ------------------

                  3.1. Parent Conversions. (a) The Investor Group Designee designated by each of the three Investor Groups indicated on Schedule III hereto shall have a right and provided that the Investors Option has not been exercised (or if the Investor Option shall have been exercised, the Investors Option Closing shall not have occurred), upon written notice (the "Conversion Notice") to Parent on behalf of all Existing Investors in such Designee's Investor Group delivered on or before the last day of the Exercise Period, to require (and upon receipt of such notice Parent shall cause and do all things necessary (including preparing and filing within 15 days after receipt of such notice all required documents and filings) to obtain all third-party or government consents, approvals and authorizations as may be necessary or advisable to), as promptly as practicable (but in no event later than the latest of (i) the expiration or termination of any applicable waiting period under the HSR Act, (ii) the receipt of all necessary third party or governmental consents, authorizations or approvals and (iii) 15 days after receipt of such notice) either, at the option of each Existing Investor in such Investor Group, (x) cause a Delaware direct wholly-owned corporate subsidiary of Parent to merge, in a reorganization intended to be tax-free, into such Existing Investor pursuant to a merger agreement substantially in the form attached hereto as Exhibit I (each, a "Parent Merger"); provided that such Existing Investor shall be a corporation permitted under applicable law and its governing instruments to effectuate a Parent Merger and shall have represented and warranted that such Existing Investor has no assets or liabilities other than the Investor Interests held by it and its rights and obligations under this Agreement and the Ancillary Agreements or (y) exchange shares of common stock, par value US$0.01 per share, of Parent ("Parent Common Stock) for all of the Investor Interests held by such Existing Investor (each, a "Parent Exchange" and together with the Parent
Mergers, the "Parent Conversions"). In each Parent Merger, all of the capital stock of the Existing Investor shall be converted into shares of Parent Common Stock, and in each Parent Exchange, the Limited Partnership Interests held by the Existing Investor shall be exchanged for Parent Common Stock, in each case with the number of shares of Parent Common Stock to be issued to be determined by dividing the Original Purchase Price (as defined below) for the interest in Newco LP held by such Existing Investor (A) by US$12, if the Closing Price as of the date of delivery of the Conversion Notice (the "Notice Closing Price") is less than or equal to US$24, (B) by US$20, if the Notice Closing Price is greater than or equal to US$40, or (C) if the Notice Closing Price is greater than US$24 and less than US$40, then by such number equal to one-half of the Notice Closing Price, as the case may be. In the event Parent is excused from registering shares of Parent Common Stock on Forms S-4 as contemplated by
Section 3 of the Registration Rights Agreement, an Investor may delay the closing of the Parent Conversion until such registration is available or revoke its election with respect to the Parent Conversion, in which case such election shall be deemed not to have been exercised for any purpose hereunder. For purposes of the foregoing, the term "Original Purchase Price" shall mean the sum of (x) the amount paid in June 2000 by such Existing Investor for its interests in Newco LLC (i.e., an aggregate of $50 million for all Existing Investors) and
(y) the amount, if any, paid by the Existing Investor at the Closing for its additional Limited Partnership Interests in Newco LP (i.e., an aggregate of $5 million for all Existing Investors assuming no adjustments under Section 1.8 or otherwise). The number of Units as to which this Section 3.1 applies is 4,487,805, so that assuming the Parent Conversions are consummated in full (and assuming the Investors shall have made the full investment contemplated hereby at the Closing), Newco shall be owned as reflected on Schedule VI.

                  (b) For purposes of this Agreement, "Closing Price" means as of any date and subject to adjustment in the event of a stock split, stock dividend or other recapitalization of Parent (i) if shares of Parent Common Stock are listed on a national securities exchange, the average of the closing sale prices per share therefor on the largest securities exchange on which such shares are traded on the last twenty (20) trading days before such date, (ii) if such shares are listed on The Nasdaq National Market but not on any national securities exchange, the average of the closing bid and asked prices per share therefor on The Nasdaq National Market on the last twenty (20) trading days before such date, or (iii) if such shares are not listed on either a national securities exchange or The Nasdaq National Market, the average of the closing bid and asked prices per share therefor in the over the counter market on the last thirty (30) trading days before such date.

                  (c) If there shall be any consolidation or merger to which Parent is a party, or any sale or conveyance of the property of Parent as an entirety or substantially as an entirety (any such event being called a "Parent Capital Reorganization"), then, effective upon the effective date of such Parent Capital Reorganization, the Investors shall have the right to receive in the Parent Conversion the kind and amount of shares of stock and other securities and property (including cash) which the Investors would have been entitled to receive in connection with such Parent Capital Reorganization if the Parent Conversion had been effected immediately prior to such Parent Capital
Reorganization. As a condition to effecting any Parent Capital Reorganization, Parent or the successor or surviving corporation, as the case may be, shall execute and deliver to each Investor an agreement as to such Investor's rights in accordance with this Section 3.1(c). The provisions of this Section 3.1(c) shall similarly apply to successive Parent Capital Reorganizations.

                  3.2. Staged Exercise. To the extent the exercise by the Existing Investors of their rights under Section 3.1 would require prior approval by the FCC, the Existing Investors and Parent shall enter into such arrangements as shall be reasonably satisfactory to the Existing Investors and Parent to avoid such result, until the FCC will have had a reasonable time to approve such a request, including without limitation, if the Existing Investors shall so elect, either (x) Parent giving the Existing Investors or their designees the power to vote some or all of the LP Interests acquired by Parent in the Parent Conversion(s) until such time as the FCC grants any necessary transfer of control application, or (y) the Existing Investors transferring a portion of their Class A Preferred Units to other entities prior to effecting the Parent Conversion(s), which other entities would have the right to effect a Parent Conversion at such time as the FCC grants any necessary transfer of control application.


                   SECTION 4. Representations and Warranties of Parent and Newco. Except as disclosed in the disclosure schedule delivered by Parent and Newco and incorporated herein (which shall be updated on the Closing Date to reflect events occurring since the date hereof) (the "Parent/Newco Disclosure Schedule"), Parent and Newco hereby represent and warrant (x) jointly and severally to the Investors and (y) as to itself (and in the case of Parent, as to Parent Sub and Sub) to TMI, as follows:

                  4.1. Organization and Good Standing; Power and Authority; Qualifications. Each of Parent, Parent Sub and Newco LLC (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (b) has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and to carry on its business as presently conducted. Each of Parent, Parent Sub and Newco LLC has all requisite power and authority to enter into and carry out the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party.

                  4.2. Authorization of the Documents. The execution, delivery and performance by Parent, Parent Sub and Newco LLC of this Agreement and each of the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Parent, Parent Sub and Newco LLC, respectively (and do not or will not require the approval or consent of the shareholders of Parent), and this Agreement and each of the Ancillary Agreements when executed will constitute a legal, valid and binding obligation of each of Parent and Parent Sub and enforceable against Parent and Parent Sub and Newco in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except to the extent that the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses. As of the Closing, the Cross Licensing Agreement, as amended, will have been duly authorized, executed and delivered by Motient Communications and will be the legal, valid and binding obligation of Motient Communications, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except to the extent that the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses.

                  4.3.     Capitalization.
                           --------------

                  (a) Parent. The authorized capitalization of Parent as of the date hereof consists of: (i) 200,000 shares of preferred stock, par value
US$0.01  per  share,  none  of  which  are  issued  and  outstanding,  and  (ii)
150,000,000 shares of Parent Common Stock, of which 49,463,737 shares were issued and outstanding as of December 31, 2000. Since December 31, 2000, no shares of capital stock of Parent have been issued except pursuant to the exercise of options outstanding on December 31, 2000 and except for 21,131 shares of Parent Common Stock issued pursuant to the terms of Parent's 401(k) plan. All such outstanding shares of Parent Common Stock are validly issued, fully paid and nonassessable. The information set forth on the capitalization table set forth in Section 4.3(a) of the Disclosure Schedule, including, without limitation, the information regarding the outstanding options to purchase Parent Common Stock and fully diluted share information is true, correct and complete as of December 31, 2000. Except as listed in Section 4.3(a) of the Disclosure Schedule, there are no outstanding options, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of capital stock of Parent (collectively, "Parent Options"), or by which Parent or any of its subsidiaries is or may become bound to issue additional shares of its capital stock or options, warrants or other rights to purchase or acquire any shares of its capital stock or other rights, agreements or commitments which obligate the Parent to register any shares of its capital stock.

                  (b)  Newco.  The  members  of Newco  LLC are as  reflected  on
Schedule I. All such outstanding interests in Newco LP will be validly issued. Except pursuant to the Newco LP Agreement, no Partner of Newco LP will be entitled to pre-emptive rights. Except for the Investors Option granted to the Investors pursuant to Section 2.1 of this Agreement, there are not now and will not as of the Closing be, any outstanding options, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or interests or rights convertible into, or exchangeable for, interests of any character of Newco LP, or by which Newco LP is or may become bound to issue additional interests (collectively, "Newco LP Options"). Newco LLC has not, since its inception, declared or paid any dividend or made any other distribution of cash or other property to its members.

                  4.4. Authorization and Issuance of Interests. The authorization, issuance, sale and delivery of the TMI Interest, the Investor Interests, (including the Class A Preferred Units to be acquired at the Investors Option Closing) pursuant to this Agreement and the authorization, reservation, issuance, sale and delivery of Parent Common Stock pursuant to the Parent Conversions have been duly authorized by all requisite action on the part of Newco LLC and Parent, as the case may be, and when issued, sold and delivered in accordance with this Agreement, (i) the TMI Interest and the Investor
Interests will be validly issued and outstanding with no personal liability attaching to the ownership thereof (other than as provided in the DRULPA) and
(ii) the Parent Common Stock will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to ownership thereof, in each case, free and clear of any Encumbrances, other than Encumbrances, if any, arising as a result of actions taken by TMI Sub or the Investors or arising pursuant to applicable federal and state securities laws, and not subject to preemptive or similar rights of partners or stockholders of Newco LP, Parent or others. The terms, designations, powers, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions, of the TMI Interest and the Investor Interests are as stated in the Newco LP Agreement. Parent has reserved a sufficient number of shares of Parent Common Stock for issuance in the event of the Parent Conversions.

                  4.5.     SEC and Other Documents; Financial Statements.
                           ---------------------------------------------

                  (a) Parent has delivered or made available to the Investors each registration statement, report, proxy statement or information statement and all exhibits, amendments and supplements thereto filed with the Securities and Exchange Commission ("SEC") since January 1, 2000, which are listed in
Section 4.5(a) of the Disclosure Schedule, each in the form (including exhibits and any amendments and supplements thereto) filed with the SEC (collectively, including any such reports filed subsequent to the date hereof, the "Parent Reports"). Except as set forth in Section 4.5(a) of the Disclosure Schedule, the Parent Reports were filed with the SEC in a timely manner and constitute all forms, reports and documents required to be filed by the Company under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder (the "Securities Laws"). As of their respective dates, the Parent Reports (i) complied, and any Parent Reports filed with the SEC subsequent to the date hereof will comply, as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not, and any Parent Reports filed with the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. There is no unresolved violation asserted by any government authority with respect to any of the Parent Reports.

                  (b) Each of the balance sheets included in or incorporated by reference into the Parent Reports (including the related notes and schedules) fairly presented the financial position of the entity or entities to which it relates as of its date and each of the statements of operations, stockholders' equity (deficit) and cash flows included in or incorporated by reference into the Parent Reports (including any related notes and schedules) fairly presented the results of operations, retained earnings or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with United States generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, for the absence of notes thereto, and subject to normal recurring year-end adjustments which have not been and will not be material in nature or amount.

                  4.6. No Undisclosed Liabilities. Except as disclosed in the Parent Reports filed prior to the date hereof, and except for normal or recurring liabilities incurred since September 30, 2000 in the ordinary course of business consistent with past practices, Parent and its subsidiaries do not have any liabilities, either accrued, contingent or otherwise, of the type required to be reflected in financial statements in accordance with GAAP, and whether due or to become due, which individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect on Parent.

                  4.7. Absence of Certain Changes or Events. Except as disclosed in the Parent Reports filed with the SEC prior to the date hereof or in Section
4.7 of the Disclosure Schedule, since December 31, 1999, Parent and its subsidiaries have conducted their respective businesses only in the ordinary course, and there has not been (a) any change, circumstance or event that could reasonably be expected to result in a Material Adverse Effect on Parent, Parent Sub, Newco, Sub or the transactions contemplated by this Agreement or the Ancillary Agreements, (b) any declaration, setting aside or payment of any dividend or other distribution with respect to the Parent Common Stock or Investor Interests, (c) any material commitment, contractual obligation, borrowing, capital expenditure or transaction (each, a "Commitment") entered into by Parent or any of its subsidiaries outside the ordinary course of business, or (d) any material change in the Parent's accounting principles, practices or methods.

                  4.8. No Conflict. The execution and delivery by each of Parent and Newco LLC of this Agreement, and by Parent, Newco LLC, Newco LP, Newco GP, Sub, Parent Sub and Motient Communications of the Ancillary Agreements to which it is or will be a party, and the consummation by each of them of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof (including, without limitation, the issuance, sale and delivery of the Investor Interests) will not (a) violate or conflict with, or require any consent, approval, notice or filing under, any provision of any domestic (federal, state or local) or foreign law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets other than violations or conflicts which would not reasonably be expected to have a Material Adverse Effect on Parent, Newco LLC, Newco LP, Sub, Parent Sub or the transactions contemplated by this Agreement or the Ancillary Agreements, (b) conflict with, or result in any violation or breach of, or constitute (with due notice or lapse of time, or both) a default or loss of a benefit under, or cause or permit the acceleration under, the terms, conditions or provisions of (i) the Series A and Series B 12 1/4% Senior Notes due 2008 Indenture, dated March 31, 1998, of Motient Holdings Inc. ("Holdings") (the "Indenture") or (ii) any other indenture, mortgage, guaranty, lease, license or other contract, agreement or understanding, written or oral (each, a "Contract") to which Parent, Newco LLC, Newco LP, Sub or Parent Sub is a party or to which any of their properties or assets are subject (all of which are listed in Section 4.8 of the Disclosure Schedule) which could reasonably be expected to have a Material Adverse Effect on Parent, Newco LLC, Newco LP, Sub or Parent Sub or the transactions contemplated by this Agreement, or any of the Ancillary Agreements, (c) result in the creation or imposition of any Encumbrance upon any of Parent's, Newco LLC's, Newco LP's, Sub's or Parent Sub's properties or assets which could reasonably be expected to have a Material
Adverse Effect on Parent, Newco LLC, Newco LP, Sub, Parent Sub or the transactions contemplated by this Agreement or any of the Ancillary Agreements, or (d) violate Parent's, Newco LLC's, Newco LP's, Sub's or Parent Sub's organizational documents. Parent, Sub and Parent Sub have received all necessary consents or waivers from their lenders and guarantors with respect to the transactions contemplated hereby and by the Ancillary Agreements, and the fairness opinion(s) required by Section 4.11 of the Indenture has/have been obtained and copies of such documents have been delivered to the Investors. No other consent, waiver, approval, document or action is required for Parent and its subsidiaries (including Sub and Parent Sub) to be in full compliance with the provisions of the agreements relating to their financing arrangements upon consummation of the transactions contemplated hereby and by the Ancillary Agreements.

                  4.9. Litigation; Orders. Except as set forth in the Parent Reports, there is no civil, criminal or administrative action, suit, claim, notice, hearing, inquiry, proceeding or investigation at law or in equity by or before any court, arbitrator or similar panel, governmental instrumentality or other agency now pending or, to the best knowledge of Parent, threatened against Parent, Sub, Newco LLC or the assets (including the Intellectual Property) of Parent, Sub or Newco LLC (a "Litigation") which if determined adversely to Parent, Sub or Newco could reasonably be expected to have a Material Adverse Effect on Parent, Newco, Sub or the transactions contemplated by this Agreement or the Ancillary Agreements. None of Parent, Sub or Newco LLC is subject to any order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality.

                  4.10.  Compliance  with Laws;  Permits.  Except as provided in
Section  4.10 of the  Disclosure  Schedule  and except for  matters  governed by
Section 4.15, Parent, Newco LLC and Sub are and have been, since their respective dates of organization, in compliance with, and have conducted their business in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders, including environmental, applicable to them other than instances of non-compliance which have not had and are not reasonably expected to have a Material Adverse Effect on Parent, Newco, Sub or the transactions contemplated hereby or by the Ancillary Agreements. Each of Parent, Newco LLC and Sub has all federal, state, local and foreign governmental licenses, permits, qualifications and authorizations ("Permits") materially necessary in the conduct of its business as currently conducted. All such Permits are in full force and effect, and no material violations have occurred in respect of any such Permits; no material proceeding is pending or, to the best knowledge of Parent, threatened to revoke or limit any such Permit; and no such Permit will be suspended, cancelled or adversely modified in any material respect as a result of the execution and delivery of this Agreement or the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby.

                  4.11. Offering Exemption. Assuming the accuracy of the representations and warranties contained in Section 5 hereof, the offer and sale of the TMI Interest and the Investor Interests as contemplated hereby, and issuance and delivery of Parent Common Stock in connection with the Parent Conversions are each exempt from registration under the Securities Act as in effect on the date of this Agreement and under applicable state securities and "blue sky" laws, as currently in effect.

                  4.12. Consents. No permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required by Parent or Newco in connection with the execution, delivery and performance of this Agreement, or by Parent, Newco or Sub in connection with the execution, delivery and performance of the Ancillary Agreements to which it is a party, the consummation by Parent, Newco, Parent Sub or Sub of the transactions contemplated by Section 1 hereof or by the Ancillary Agreements, or the issuance, sale or delivery of the TMI Interest or Investor Interests or Parent Common Stock (other than (i) such notifications or filings required under the HSR Act, the Communications Act of 1934, as amended (the "FCC Act") and applicable federal or state securities laws, if any, which shall be made on a timely basis and (ii) permits, authorizations, consents and approvals which, if not obtained, could not reasonably be expected to have a Material Adverse Effect on Parent, Newco, Sub, Parent Sub or the transactions contemplated by this Agreement and the Ancillary Agreements).

                  4.13. Brokers. No agent, broker, investment banker or other firm or person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Parent, Sub, Parent Sub or Newco in connection with this Agreement or the Ancillary Agreements or any of the transactions contemplated hereby or thereby.

                  4.14.    Public Utility Holding Company, Etc.
                           -----------------------------------

                    Neither Parent or Newco LLC nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of a "public utility company," a "holding company" or a "subsidiary company" of a holding company as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

                  4.15.    FCC.
                           ---

                  (a) Section 4.15 of the Disclosure Schedule contains a true and complete list of all material licenses, permits, and authorizations ("Licenses"), including the frequencies authorized for and the issuance and expiration dates of each such License, issued to Parent or Sub by the FCC in connection with the operation of the Existing Sub Business. No such License is subject to any restriction or condition which would limit in any material respect the full operation of the Existing Sub Business as now operated, and no proceeding, inquiry, investigation or other administrative action is pending or, to Parent's knowledge, threatened by or before the FCC that would reasonably be expected to result in the revocation of any material FCC authorization or otherwise impair in any material respect the full operation of the Existing Sub Business. The representations contained in this Section 4.15 are limited by the statements set forth in the section of Parent's most recent SEC Form 10-K entitled "Business -- Regulation" filed with the Securities and Exchange Commission on March 30, 2000 ("Regulatory Disclosure"). The statements contained in the Regulatory Disclosure fully and accurately describe, with respect to the Existing Sub Business, the material legal matters and proceedings arising under the Communications Act of 1934, as amended, and the published rules, regulations, and policies promulgated thereunder by the FCC.

                  (b) Section 4.15 of the Disclosure Schedule contains a true and complete list of all material pending applications, including requests for extension of construction or other performance milestones ("Applications"), and including the frequencies applied for and the filing date of each such Application, that have been filed by Parent or Sub with the FCC relating to the Existing Sub Business. Neither Parent nor Sub is aware of any reason why any Application would not granted by the FCC. Parent and Sub have delivered to Investor true and complete copies of the Licenses and Applications, including any all additions, amendments and other modifications thereto.

                  (c) Sub is the authorized legal holder of all the Licenses. The Licenses are in good standing, are in full force and effect, and are unimpaired by any act or omission of Parent, Sub, or any of their officers, directors, or employees; and the operation of the Existing Business is in full compliance with the Licenses. These Licenses are sufficient for the lawful conduct of the business and operation of the Existing Business in the manner and to the full extent they are currently conducted. All material reports, forms, and statements required to be filed with the FCC with respect to the Existing Business have been filed and are complete and accurate in all material respects.

                  (d) In 1999, Sub had access to the spectrum assigned to Sub in the 1999 coordination agreement among the North American L-band operators. Parent believes that Sub should continue to have access in 2000 to as much of this spectrum as Sub is able to use.

                  4.16. Sub Representations and Warranties. All representations and warranties made by Sub in or pursuant to the Amended and Restated Sub Asset Sale Agreement (as qualified by the disclosure schedule thereto), are incorporated herein as though made in their entirety by Parent in this Agreement.

                  4.17. Restrictions. As of the Closing, Newco shall not be a party to, or subject to, any loan agreement or other financing document giving rise to any obligations, restrictions, limitations or Encumbrances with respect to Newco or its assets, other than the Notes. Following consummation of the Closing the requirements of Parent's Loan Agreements relating to Parent's subsidiaries shall cease to be applicable, other than Parent's pledge of all of its interest in Newco LP to its banks and guarantors.

                  4.18. Newco LLC Activities. The Newco Financial Statements (as defined in the June Investment Agreement) comply with provisions of Section 7.8 of the June Investment Agreement. Since inception, Newco LLC has not engaged in any activity requiring the consent of the Existing Investors under the terms of the June Agreements other than activities for which such consents have been obtained.
                  4.19. Accredited Investor. Parent Sub is an "Accredited Investor" (as defined in Rule 501(a) under the Securities Act.

                  4.20. Disclosure. Neither this Agreement nor any Ancillary Agreement (nor any certificate or instrument executed in connection with this Agreement or any Ancillary Agreement) furnished or made to TMI or the Investors by or on behalf of Parent, Sub or Newco omits to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading.

                  4.21. Newco Financial Statements. Each of the balance sheets included in the Newco Financial Statements fairly presented the financial position of Newco as of the date thereof and the statements of operations, members' capital and cash flows included therein fairly presented the results of operations, members' capital or cash flows, as the case may be, for the period set forth, or ended, therein, in each case in accordance with GAAP consistently applied during the period involved, except as may be noted therein and subject to normal recurring year end adjustments which have not been, and will not be, material in nature or amount.

                  4.22. No Undisclosed Liabilities of Newco. Except as disclosed in the most recent balance sheet included in the Newco Financial Statements, copies of which have been provided to TMI and the Investors, and except for normal recurring liabilities incurred since such date in the ordinary course of business consistent with past practices, Newco does not have any liabilities, either accrued, contingent or otherwise, of the type required to be reflected in financial statements in accordance with GAAP and which, whether due or to become due, individually or in the aggregate, have had or are reasonably likely to have, a Material Adverse Effect on Newco.

                  4.23. Absence of Certain Changes and Events. Except as disclosed in the Newco Financial Statements, since the date thereof, Newco has conducted its business only in the ordinary course and there has not been (a) any change, circumstance or event that could reasonably be expected to result in a Material Adverse Effect on Newco, (b) any declaration setting aside or payment of any distribution to any member thereof, (c) any material Commitment (other than this Agreement and agreements and instruments contemplated hereby) entered into by Newco outside the ordinary course of business, or (d) any material change in Newco's accounting principles or methods.

                  4.24. Title. Newco has good and marketable title to all of its material properties and assets, real and personal, owned, leased or licensed, in each case subject only to Encumbrances created in the ordinary course of business.

                  4.25. Solvency. Parent has (and upon consummation of the Closing will have) assets (both tangible and intangible) having a fair saleable value in excess of the amount required to pay the probable liability on its existing debts (whether matured or liquidated or unliquidated, fixed or contingent). Parent has access to adequate capital for the conduct of its business for the foreseeable future and the discharge of its debts incurred in connection therewith as such debts mature. Parent is (and upon consummation of the Closing will be) Solvent. Parent does not intend to or believe that it will incur debts beyond its ability to pay them at their maturity.


                  SECTION 5.   Representations  and Warranties of the Investors.
                               ------------------------------------------------
Each Investor represents and warrants to the other parties hereto as follows:

                  5.1. Investment Representations. (a) Such Investor understands that the Investor Interests, and the Parent Common Stock that may be issued pursuant to the Parent Conversion (the "Parent Securities") (i) have not been, and will not be, registered under the Securities Act or any state securities laws, (ii) are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part on the representations of such Investor contained in this Agreement, and (iii) the Parent Securities may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder.

                  (b) Acquisition for Own Account. Such Investor is acquiring the Limited Partnership Interests and/or Parent Securities for its own account, for investment only and not with a view to the distribution thereof within the meaning of the Securities Act.

                  (c) Accredited Investor; Domicile. Such Investor is an "Accredited Investor" (as defined in Rule 501(a) under the Securities Act). Such Investor is a resident of the State or Commonwealth set forth on Schedule I hereto and the Parent Securities were offered and sold to such Investor solely in the State or Commonwealth set forth on Schedule I hereto.

                  (d) Investors Able to Bear Economic Risk. Such Investor has substantial experience in evaluating and investing in private transactions of securities in companies similar to Newco and Parent so that it is capable of evaluating the merits and risks of its investment in Newco and Parent and has the capacity to protect its own interests. Such Investor understands that an investment in the Limited Partnership Interests and/or Parent Securities
acquired pursuant to this Agreement is highly speculative and involves substantial economic risk. Such Investor understands that it must bear the economic risk of this investment indefinitely unless Limited Partnership Interests and/or Parent Securities are registered pursuant to the Securities Act, or an exemption from registration is available, and that such Investor may sustain, and is financially able to sustain, a complete loss of its investment pursuant to this Agreement. Such Investor understands that the Company has no present intention of registering the Limited Partnership Interests and/or Parent Securities. Such Investor also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Investor to transfer all or any portion of Limited Partnership Interests and/or Parent Securities under the circumstances, in the amounts or at the times such Investor might propose.

                  (e) Investor Can Protect Its Interest.  By reason of its or of its management's business or financial experience, such Investor has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement. Further, such Investor is aware of no publication of any advertisement in connection with the transactions contemplated by this Agreement.

                  (f)  Newco Information.
                       -----------------

                    Such Investor has had an opportunity to discuss the business, management and financial affairs of Parent and Newco LLC with directors, officers and management of Parent and Newco LLC. Such Investor has also had the opportunity to ask questions of, and receive answers from, Parent and Newco LLC and its management regarding the terms and conditions of this Investment. Such Investor is not relying on any representations, warranties or information as to Newco other than the representations and warranties made to it herein or pursuant hereto and in the Ancillary Agreements.

                  5.2. Organization and Good Standing; Power and Authority. Such Investor (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted. Such Investor has all requisite power and authority to enter into and carry out the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party.

                  5.3. Authorization of Documents. The execution, delivery and performance by the Investor of this Agreement and each of the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of such Investor, and this Agreement and each of such Ancillary Agreements when executed will constitute a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except to the extent that the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses.

                  5.4. No Conflict. The execution and delivery by such Investor of this Agreement and the Ancillary Agreements to which it is a party, and the consummation by such Investor of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not (a) violate or conflict with, or require any consent, approval, notice or filing under, any provision of any domestic (federal, state or local) or foreign law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets, (b) conflict with, or result in any violation or breach of, or constitute (with due notice or lapse of time, or both) a default or loss of a benefit under, or cause or permit the acceleration under, the terms, conditions or provisions of any indenture, mortgage, guaranty, lease, license or other contract, agreement or understanding, written or oral to which it is a party or to which its properties or assets is subject, which could reasonably be expected to have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated by the Agreement, (c) result in the creation or imposition of any Encumbrance upon any of its properties or assets, which could reasonably be expected to have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated by this Agreement or (d) violate its organizational documents.

                  5.5. Litigation; Orders. There is no civil, criminal or administrative action, suit, claim, notice, hearing, inquiry, proceeding or investigation at law or in equity by or before any court, arbitrator or similar panel, governmental instrumentality or other agency now pending or, to the best knowledge of such Investor, threatened against such Investor which if determined adversely to such Investor could reasonably be expected to have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated by this Agreement. Such Investor is not subject to any order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality.

                  5.6. Compliance with Laws; Permits. Such Investor is and has been, since the date of its incorporation, in compliance with, and has conducted its business in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it, which if Investor failed to comply would be reasonably likely to have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements. Such Investor has all Permits materially necessary in the conduct of its business as currently conducted. All such Permits are in full force and effect, and no material violations have been recorded in respect of any such Permits; no material proceeding is pending or, to the best knowledge of the Investor, threatened to revoke or limit any such Permit; and no such Permit will be suspended, cancelled or adversely modified as a result of the execution and delivery of this Agreement or the Ancillary
Agreements and the consummation of the transactions contemplated hereby or thereby.

                  5.7. Consents. No permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required by such Investor in connection with the execution, delivery and performance of this Agreement, or in connection with the execution, delivery and performance of the Ancillary Agreements to which it is a party, or the consummation by such Investor of the transactions contemplated hereby or thereby (other than (i) notifications or filings required under the HSR Act, the FCC Act and applicable federal or state securities law, if any, which shall be made on a timely basis and (ii) permits, authorizations, consents and approvals which, if not obtained, could not reasonably be expected to have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements).

                  5.8. Brokers. No agent, broker, investment banker or other firm or person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee from such Investor in connection with this Agreement or any of the transactions contemplated hereby.

                  5.9. Appointment of Investor Group Designees. Without in any way limiting any Investor's right to vote or transfer its Investor Interest in its sole discretion or to otherwise exercise its rights or receive the benefits of ownership of such Investor Interest (subject, in each case to the limitations, restrictions and other provisions contained in the Newco LP Agreement), each Investor hereby irrevocably delegates the power and authority relating to the exercise of the Parent Conversions, and the matters set forth in clauses (i) through (iv) below, to such Investor's Investor Group Designee as set forth on Schedule I hereto (each, an "Investor Group Designee") and appoints such Investor Group Designee as its true and lawful agent and attorney, for and in the name, place and stead of such Investor (i) to exercise at any time the right to deliver a Conversion Notice, (ii) to request a Parent Conversion, (iii) to exercise such Investor's rights under Section 3.1 of this Agreement and (iv) to send or receive notices, and make elections and decisions of any type, under this Agreement. Each Investor hereby affirms that this grant of power and authority may under no circumstances be revoked except with the prior written consent of such Investor's Investor Group Designee and Newco LP, which shall not be unreasonably withheld. The authority given to any Investor Group Designee hereunder may be transferred by such Investor Group Designee to any single person or entity upon notice to Newco LP, but in no event shall these be more than three Investor Group Designees.


                  SECTION 6. Representations and Warranties of TMI. Except as disclosed in the disclosure schedule delivered by TMI and incorporated herein (which shall be updated on the Closing Date to reflect events occurring since the date hereof) (the "TMI Disclosure Schedule"), TMI represents and warrants to the other parties hereto as follows:

                  6.1. Investment Representations. (a) TMI understands that the TMI Interest (i) has not been, and will not be, registered under the Securities Act or any state securities laws, (ii) is being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part on the representations of TMI contained in this Agreement, and (iii) may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder. TMI also understands that the TMI Interest (i) has not been qualified for distribution to the public in Ontario under the Securities Act (Ontario), (ii) is being offered and sold pursuant to an exemption from the prospectus and registration requirements of such Act, and (iii) may not be sold in Canada unless qualified for distribution to the public by registered dealers under applicable securities laws in Canada or such sale is made in accordance with an exemption from the prospectus and registration requirements of such applicable securities law.

                  (b)      Acquisition for Own Account.
                           ---------------------------

                    TMI Sub is acquiring the TMI Interest for its own account, for investment only and not with a view to the distribution thereof within the meaning of the Securities Act.

                  (c)      Accredited Investor; Domicile.
                           -----------------------------
                    TMI Sub is an "Accredited Investor" (as defined in Rule 501(a) under the Securities Act). TMI has its executive offices in Ontario, Canada and the TMI Interest was offered and sold to TMI Sub solely in New York and Ontario.

                  (d)      TMI Able to Bear Economic Risk.
                           ------------------------------

                    TMI  understands  that an  investment  in the  TMI  Interest acquired pursuant to this Agreement is highly speculative and involves substantial economic risk. TMI understands that it must bear the economic risk of this investment indefinitely unless the TMI Interest is registered pursuant to the Securities Act, or an exemption from registration is available, and that TMI may sustain, and is financially able to sustain, a complete loss of its investment pursuant to this Agreement. TMI understands that Newco LLC has no present intention of registering the TMI Interest. TMI also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow TMI to transfer all or any portion of the TMI Interest under the circumstances, in the amounts or at the times TMI might propose.

                  (e)      TMI Can Protect Its Interest.
                           ----------------------------

                    By reason of its or of its management's business or financial experience, TMI has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement. Further, as of the date hereof TMI is aware of no publication of any advertisement in connection with the transactions contemplated by this Agreement.

                  (f)      Newco Information.
                           -----------------

                    TMI has had an opportunity to discuss the business, management and financial affairs of Newco LLC with directors, officers and management of Parent and Newco LLC. TMI has also had the opportunity to ask questions of, and receive answers from, Parent and Newco LLC and its management regarding the terms and conditions of this Investment. TMI is not relying on any representations, warranties or information as to Newco other than the
representations   and  warranties  made  to  it  herein  and  in  the  Ancillary
Agreements.

                  6.2. Organization and Good Standing; Power and Authority. Each of TMI, Canadian Holdco, Canadian License Co. and ULC (as of the date hereof and as of the Closing Date) and TMI Sub (as of the Closing Date only) (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as presently conducted and as proposed to be conducted, and (iii) has all requisite power and authority to enter into and carry out the transactions contemplated by this Agreement and the Ancillary Agreements to which it is (or is to be) a party. As of the Closing Date, TMI will be the sole limited partner of TMI Sub, and a wholly owned subsidiary of TMI will be the sole general partner of TMI Sub. As of the date hereof, TMI owns 100% of the issued and outstanding capital stock of a Canadian Holdco, (b) Canadian License Co. and (c) ULC. Copies of the organizational documents of Canadian Holdco, Canadian License Co. and ULC have been delivered to Parent and to each of the Investors.

                  6.3. Authorization of Documents. The execution, delivery and performance by TMI, Canadian Holdco, Canadian License Co. and ULC (as of the date hereof and as of the Closing Date) and by TMI Sub (as of the Closing Date
only) of this Agreement and each of the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of such entities, and this Agreement and each of such Ancillary Agreements when executed will constitute a legal, valid and binding obligation of such entities, enforceable against them in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except to the extent that the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses.

                  6.4. No Conflict. The execution and delivery by each of TMI, Canadian Holdco, Canadian License Co. and ULC (as of the date hereof and as of the Closing Date) and by TMI Sub (as of the Closing Date only) of this Agreement and the Ancillary Agreements to which it is a party, and the consummation by TMI, Canadian Holdco, Canadian License Co. and ULC (as of the date hereof and as of the Closing Date) and by TMI Sub (as of the Closing Date only) of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not (subject to obtaining all necessary consents and approvals as set out herein and therein) (a) violate or conflict with, or require any consent, approval, notice or filing under, any provision of any domestic (federal, state or local) or foreign law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets, with the exception of the Industry Canada approvals and the CRTC Approvals, (b) conflict with, or result in any violation or breach of, or constitute (with due notice or lapse of time, or both) a default or loss of a benefit under, or cause or permit the acceleration under, the terms, conditions or provisions of any indenture, mortgage, guaranty, lease, license or other contract, agreement or understanding, written or oral to which it is a party or to which its properties or assets is subject, which could reasonably be expected to have a material adverse effect on the ability of any of them to consummate the transactions contemplated by this Agreement or the Ancillary Agreements, (c) result in the creation or imposition of any Encumbrance upon any of their properties or assets, which could reasonably be expected to have a material adverse effect on the ability of any of them to consummate the transactions contemplated by this Agreement or the Ancillary Agreements or (d) violate the organizational documents of any of them.

                  6.5. Litigation; Orders. There is no civil, criminal or administrative action, suit, claim, notice, hearing, inquiry, proceeding or investigation at law or in equity by or before any court, arbitrator or similar panel, governmental instrumentality or other agency now pending or, to the best knowledge of TMI, threatened which could reasonably be expected to have a material adverse effect on the ability of TMI, TMI Sub, Canadian Holdco, Canadian License Co. or ULC to consummate the transactions contemplated by this Agreement or Ancillary Agreements. None of TMI, Canadian Holdco, Canadian License Co. or ULC (as of the date hereof and as of the Closing Date) or TMI Sub (as of the Closing Date only) is subject to any material order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality which could reasonably be expected to have a Material Adverse Effect on any of such entities or a material adverse effect on TMI's ability to consummate the transactions contemplated by this Agreement.

                  6.6. Compliance with Laws; Permits. Each of TMI, Canadian Holdco, Canadian License Co. and ULC (as of the date hereof and as of the Closing Date) and by TMI Sub (as of the Closing Date only) is and has been, since the date of its organization, in compliance with, and has conducted its business in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it, other than instances of non-compliance which would not have a material adverse effect on its ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements. With the exception of the Industry Canada Application Order and the CRTC Approvals, each of TMI, Canadian Holdco, Canadian License Co., and ULC (as of the date hereof and as of the Closing Date) or TMI Sub (as of the Closing Date only) has all Permits materially necessary in the conduct of its business as currently conducted. All such Permits are in full force and effect, and no material violations have occurred in respect of any such Permits; no material proceeding is pending or, to the best knowledge of TMI, threatened to revoke or limit any such Permit; and no such Permit will be suspended, cancelled or adversely modified as a result of the execution and delivery of this Agreement or the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby.

                  6.7. Consents. No permit,  authorization,  consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required by TMI in connection with the execution, delivery and performance of this Agreement, or in connection with the execution, delivery and performance of the Ancillary Agreements to which it is a party, or the consummation by TMI of the transactions contemplated hereby or thereby (other than (i) notifications or filings required under the HSR Act, the FCC Act, the Canadian Communications Statutes and applicable federal (U.S. or Canadian) or state or provincial securities law, if any, which shall be made on a timely basis, (ii) contracts requiring consent to assign as disclosed in the TMI Asset Sale Agreements and Disclosure Schedule(s) thereto, and (iii) permits, authorizations, consents and approvals which, if not obtained, could not reasonably be expected to have a Material Adverse Effect on TMI's ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements).

                  6.8. Canadian Holdco and Canadian License Co. As of the date hereof and immediately prior to Closing, (i) Canadian Holdco, Canadian License Co. and ULC have no assets or liabilities other than nominal capital contributions and their respective rights and obligations arising pursuant to the TMI Asset Sale Agreements, and (ii) TMI holds 100 percent of the capital stock of each of Canadian Holdco, Canadian License Co. and ULC.

                  6.9. TMI Representations and Warranties. All of the representations and warranties made by TMI and its affiliates in or pursuant to the Ancillary Agreements are incorporated herein as though made in their entirety by TMI in this Agreement as of the date or dates such representations and warranties are made pursuant to the Ancillary Agreements.

                  6.10. Solvency. TMI has, and will have as of the Closing Date, the ability to pay its debts as they become due.

                  6.11. Brokers. No agent, broker, investment banker or other firm or person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee acting on behalf of TMI or any of its affiliates in connection with this Agreement or any of the transactions contemplated hereby.

                  6.12. TMI Licenses. (a) Section 6.12 of the Disclosure Schedule contains a true and complete list of all material licenses, permits, and authorizations ("TMI Licenses"), including the frequencies authorized for and the issuance and expiration dates of each such License, issued to TMI by the FCC, Industry Canada and the Canadian Radio-television and Telecommunications Commission ("CRTC") in connection with the operation of the Existing TMI Business. No such TMI License is subject to any restriction or condition which would limit in any material respect the full operation of the Existing TMI Business as now operated, and no proceeding, inquiry, investigation or other administrative action is pending or, to TMI's knowledge, threatened by or before the FCC, Industry Canada or the CRTC that would reasonably be expected to result in the revocation of any material FCC, Industry Canada or CRTC authorization or otherwise impair in any material respect the full operation of the Existing TMI Business.

                  (b) Section 6.12 of the Disclosure Schedule contains a true and complete list of all material pending applications, including requests for extension of construction or other performance milestones ("TMI Applications"), and including the frequencies applied for and the filing date of each such Application, that have been filed by TMI with the FCC, Industry Canada or the CRTC relating to the Existing TMI Business and the future business to be conducted by Canadian License Co. and Canadian Holdco. TMI is not aware of any reason why any TMI Application relating to the Existing TMI Business would not be granted by the FCC, Industry Canada or the CRTC as the case may be. TMI has delivered to Investor true and complete copies of the TMI Licenses and TMI Applications, including any and all additions, amendments and other modifications thereto.

                  (c) TMI is the authorized legal holder of all the TMI Licenses. The TMI Licenses are in good standing, are in full force and effect, and are unimpaired by any act or omission of TMI or any of their officers, directors, or employees; and the operation of the Existing TMI Business is in full compliance with the TMI Licenses. The TMI Licenses are sufficient for the lawful conduct of the business and operation of the Existing TMI Business in the manner and to the full extent they are currently conducted. All material reports, forms, and statements required to be filed with the FCC, Industry Canada and the CRTC with respect to the Existing TMI Business have been filed and are complete and accurate in all material respects.

                  (d) TMI is eligible to operate as a telecommunications common carrier in Canada, as defined under and in accordance with the Canadian
Telecommunications Act (the "Telecommunications Act") and the Canadian Telecommunications Common Carrier Ownership and Control Regulations (the "Ownership Regulations").

                  (e)  TMI  does  not  violate  the  prohibition   contained  in
subsection 16(4) of the Telecommunications Act against operating in Canada as a telecommunications common carrier when ineligible to do so.

                  (f) Control of TMI is not exercised by any  person(s)  that is
(are) not Canadian, in accordance with the meanings ascribed to the term "control" under the Telecommunications Act and the term "Canadian" under the Ownership Regulations.

                  (g) TMI is eligible to hold radio licences authorizing the operation in Canada of radio apparatus, as defined under and in accordance with the Canadian Radiocommunication Act (the "Radiocommunication Act") and the Canadian Radiocommunication Regulations (the "Radio Regulations").

                  (h) TMI does not violate the prohibition contained in subsection 4(1) of the Radiocommunication Act against operating radio apparatus in Canada except under and in accordance with a radio licence issued by Industry Canada.

                  (i) Control of TMI is not exercised by any  person(s)  that is
(are) not Canadian, in accordance with the meanings ascribed to the terms "Canadian" and "Canadian-owned and controlled" under the Radio Regulations.

                  (j) Canadians, as defined under the Ownership Regulations and the Radio Regulations, beneficially own, directly or indirectly, in the aggregate and otherwise than by way of security only, all of the interests in TMI.

                  6.13. Other Representations and Warranties.(a) Except for the CRTC Approval, the Industry Canada Approval, the FCC Change of Control Approval and the FCC Other Approvals, no consent, authorization, approval, order, exemption, waiver, or other action of the FCC, Industry Canada or the CRTC is required for the consummation of the transactions contemplated by this Agreement.

                  (b) The business and operations conducted and proposed to be conducted by TMI, TMI Sub, Canadian License Co., and Canadian Holdco are not regulated by any federal or provincial utility or rate-regulating commission, other than the CRTC and Industry Canada, in the areas in which TMI, TMI Sub, Canadian License Co., and Canadian Holdco conduct or propose to conduct their business and operations and TMI, TMI Sub, Canadian License Co., and Canadian Holdco are not, and based on existing regulations will not be, required to obtain any License or Permit from any such utility or rate-regulating commission, other than the CRTC and Industry Canada, in any such province.

                  (c) To the best of TMI's knowledge, there is no pending or threatened change in the Canadian Communications Statutes which would have a Material Adverse Effect on the Existing TMI Business, other than recently-imposed Canadian universal service support mechanisms.

                  6.14. Closing Date Licenses. (a) Provided that the CRTC Approval shall have been granted and shall have become a Final CRTC Approval Order and that the Industry Canada Transfer of License Approval shall have been issued and become effective as of the Closing Date: Canadian License Co. will be the authorized legal holder of all the Canadian License Co. Licenses, which will be in good standing, in full force and effect, and unimpaired by any act or omission of Canadian License Co. or any of their officers, directors, or employees; the operation of the Canadian License Co. business will be in full compliance with the Canadian License Co. Licenses; the Canadian License Co. Licenses will be sufficient for the lawful conduct of the business and operation of the Canadian License Co. business; and all material reports, forms, and statements required to be filed with Industry Canada and the CRTC with respect to the Canadian License Co. business will have been filed and will be complete and accurate in all material respects.

                    (b) As of the Closing Date, Canadian License Co. will be eligible to hold radio licences authorizing the operation in Canada of radio apparatus, as defined under and in accordance with the Radiocommunication Act and the Radiocommunication Regulations.

                    (c) As of the Closing Date, Canadian License Co. will not violate the prohibition contained in subsection 4(1) of the Radiocommunication Act against operating radio apparatus in Canada except under and in accordance with a radio licence issued by Industry Canada.

                    (d) As of the Closing Date, Canadian License Co. will be eligible to operate as a telecommunications common carrier in Canada, as defined under and in accordance with the Telecommunications Act and the Ownership Regulations.

                    (e) As of the Closing Date, Canadian License Co. will not violate the prohibition contained in subsection 16(4) of the Telecommunications Act against operating in Canada as a telecommunications common carrier when ineligible to do so.

                    (f) As of the Closing Date, control of Canadian License Co. will not be exercised by any person(s) that is (are) not Canadian, in accordance with the meanings ascribed to the term "control" under the Telecommunications Act and the term "Canadian" under the Ownership Regulations. Control of Canadian License Co. is not exercised by any person(s) that is (are) not Canadian, in accordance with the meanings ascribed to the terms "Canadian" and "Canadian-owned and controlled" under the Radio Regulations.

                    (g) As of the Closing Date, Canadians, as defined under the Ownership Regulations and the Radio Regulations, will beneficially own, directly or indirectly, in the aggregate and otherwise than by way of security only, 80% of the voting equity of Canadian License Co. and 66 2/3% of the voting equity of Canadian Holdco.

                    (h) As of the Closing Date, Canadian Holdco, in respect of its ownership of and control over Canadian License Co will be a carrier holding corporation, as defined under the Ownership Regulations.

                    (i) As of the Closing Date, Canadian Holdco will be a carrier holding corporation that is a qualified corporation, as defined under the Ownership Regulations.

                  6.15. Disclosure. Neither this Agreement nor any Ancillary Agreement (nor any certificate or instrument executed in connection with this Agreement or any Ancillary Agreement) furnished or made to Parent, Newco or the Investors by or on behalf of TMI or TMI Sub omits to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading.

                  SECTION 7. Right to Require Valuation.(a) If one or more of the Investors shall have exercised its or their rights under Section 3.1 (the "Flipper(s)"), then, beginning on the fifth anniversary of the Closing Date, those Investors who were in the same Investors Group as the Flippers (the "Flipper Sisters") shall have the right (i) by delivery of a notice (the "Appraisal Notice") to Newco LP and the other partners in Newco LP, to require that the Fair Market Value (as defined below) of Newco LP be determined as provided below and (ii) unless the Limited Partnership Interests then held by such Investors (but excluding any Units that were acquired after the Closing other than from another Investor (other than Units acquired by such other Investor after the Closing)) are purchased pursuant to clause (d) or (f) below, to exercise the rights provided in clause (e) below.

                  (b) As used herein, the term "Fair Market Value" shall mean the fair market value of all of the partnership interests of Newco LP, meaning the best cash price obtainable upon an auction of all the partnership interests in Newco LP, in the form of a sale of such interests or a merger in which all of such interests are converted into the right to receive cash at the closing of such merger, conducted by a nationally recognized investment banking firm with substantial experience valuing telecommunications businesses, with the buyer being an entity which is under no compulsion to buy and the sellers being under no compulsion to sell, and with all parties having reasonable knowledge of all relevant facts. The Fair Market Value shall be determined by one or more Appraisers in accordance with clause (c) below or by agreement of the Flipper Sisters and Newco LP.

                  (c) As used herein, the term "Appraiser" shall mean an appraiser having experience valuing telecommunications businesses selected as follows. Upon delivery of the Appraisal Notice, the Flipper Sisters and Newco LP shall attempt to agree upon a mutually acceptable Appraiser. If, within 10 days of the date of the date of delivery of the Appraisal Notice, the Flipper Sisters and Newco LP agree upon an appraiser to determine the Fair Market Value of Newco LP, then such appraiser shall be the Appraiser and shall make such determination of Fair Market Value within 60 days of the date of such person's engagement, and such determination shall govern. If the Flipper Sisters and Newco LP do not, within such 10 day period, agree as to a single Appraiser, or if the Appraiser appointed as provided above fails to determine such fair market value within sixty days of the date of such person's engagement, then each of the Flipper Sisters and Newco LP, by notice to the other, shall appoint one Appraiser. If either the Flipper Sisters or Newco LP shall fail to appoint such an Appraiser within 10 days after the lapse of such 10 or 60 day period, as applicable, then the Appraiser appointed by the party that does so appoint an Appraiser shall make the determination of such Fair Market Value and such determination shall govern. If two Appraisers are appointed pursuant to the fourth sentence of this paragraph (c) and they agree upon such Fair Market Value, their joint determination shall govern. If said two Appraisers fail to reach an agreement within 30 days after the appointment of the last Appraiser to be appointed, the two Appraisers selected shall within 10 days following the end of such 30 day period, select a third Appraiser and each of the three Appraisers shall make an appraisal as to the Fair Market Value within 30 days of the date of such third Appraiser's appointment. In the event three Appraisers are appointed as aforesaid, the Fair Market Value shall be deemed to be an amount derived by averaging the two appraised values that are closest to one another. All decisions of the Appraiser(s) shall be rendered in writing and shall be signed by the Appraiser(s). The Fair Market Value determined as herein provided shall be conclusive, final and binding on the parties. The cost of the Fair Market Value determination (and the other costs of the Flipper Sisters in connection with the process contemplated by this Section 7) shall be borne by Newco, provided that if the Fair Market Value determination contemplated by this
Section 7 is completed once but does not result in a disposition of the interests sought to be sold by the Flipper Sisters, the Flipper Sisters shall bear the costs associated with any subsequent determination of Fair Market Value (and related expenses of the Flipper Sisters incurred in connection with the transaction contemplated by this Section 7) if such subsequent process does not result in a disposition.

                  (d) If, following the determination of Fair Market Value of Newco LP in accordance with the foregoing, the Flipper Sisters desire to sell the Units and shares of Newco GP stock held by them (collectively, "Newco Securities"), they shall notify TMI and Parent of such determination in writing, and TMI and/or Parent shall have the right, by written notice delivered to the Flipper Sisters within 20 days of receipt of such notice from the Flipper Sisters, to purchase (or designate a third party purchaser for) all but not less than all the Newco Securities held by the Flipper Sisters (or, if any of such Flipper Sisters so elects, all shares of capital stock of such Flipper Sister) for cash in an amount equal to the Fair Market Value multiplied by a fraction the numerator of which is the number of Units held by the Flipper Sisters and the denominator of which is the total number of outstanding Units. The closing of such sale shall occur as soon as practicable but in no event more than 60 days after delivery of such notice of purchase. In connection with such sale the transferors shall not be required to make any representations or warranties other than (i) they have good title to the securities being transferred (ii) they have all necessary authority to effect such transfer and (iii) such securities are being transferred free and clear of all liens and encumbrances other than liens securing indebtedness of Newco LP and/or Newco GP and encumbrances arising under this Agreement and the Ancillary Agreements. If TMI and Parent each desires to exercise its purchase rights under this clause (d), then the purchase rights shall be allocated between TMI and Parent pro rata in accordance with their relative Percentage Interests of Newco LP.

                  (e) If, following the determination of Fair Market Value of Newco LP in accordance with the foregoing, the Flipper Sisters desire to sell the Units held by them but neither TMI nor Parent elects to proceed as contemplated by clause (d) (or if one or both do elect to so proceed but the closing does not occur within the time period specified in clause (d)), the Flipper Sisters shall have the right to cause Newco LP and Newco GP (or, if the Flipper Sisters so elect, all ownership interests in Newco GP and all ownership interests in the Investors and in each entity that holds an ownership interest in Newco LP) to be disposed of, whether by sale, merger or otherwise, in a transaction or series of related transactions (collectively, a "Sale") . The Sale shall be on the same terms as would be obtained by applying Section 9.5(b) of the Newco LP Agreement, except the parties to such Sale may be required to provide different representations, warranties and covenants to the buyer to the extent reasonably required to reflect the differences in the nature of the interests being transferred (i.e., a transfer of the differing equity interests of the entities owning the ownership interests in Newco LP). Without limiting the generality of the foregoing, the Sale provided in this Section 7(e) shall provide each of the Investor Parents, Parent and TMI with the same percentage of the consideration to be received from the buyer as would be obtained by applying
Section 9.5(b) of the Newco LP Agreement (i.e., as if the buyer had acquired all of the ownership interests in Newco directly, and the proceeds of such acquisition were distributed by each Investor, Parent Sub and TMI Sub to each Investor Parent, Parent and TMI, respectively); provided, however, that if any of the Investors, Parent Sub or TMI Sub has any liabilities, then such liabilities shall be taken into account and reduce the consideration to be received by the owners of such entity. Without limiting the foregoing, the parties expressly acknowledge and agree that the most likely method of structuring a Sale is through the transfer of the ownership interests in the various entities that hold interests in Newco by sale, merger or otherwise and that such a transaction may be fully taxable to a party while being treated as a tax-free reorganization by others or may otherwise involve tax consequences that are different for, and potentially adverse to, a party compared to the other parties to this Agreement. If the Flipper Sisters do not wish to control the Sale process, then Newco GP, Newco LP and all other parties shall take all actions reasonably specified by the Flipper Sisters to facilitate and effect a Sale. In either case, Newco GP, Newco LP, each partner of Newco LP and each of their respective officers, directors and stockholders shall have a fiduciary duty to cooperate fully with such process and to take all steps reasonably requested by the Flipper Sisters to facilitate such Sale at the best price available under the circumstances, taking into account all relevant considerations, one of the most important of which is hereby agreed to be the need to provide liquidity to the owners of the Investors promptly even if market conditions at the time may not be favorable. In no event, however, shall the Flipper Sisters cause Newco LP to be sold at a price of less than 80% of Fair Market Value unless the Flipper Sisters shall have made the offer contemplated by clause (f) below and such offer shall have been rejected or the offer is accepted but then the sale is not consummated. No partner of Newco LP or any affiliate of any such partner shall be permitted to be, or participate, directly or indirectly, as, a buyer or financing source in connection with such Sale unless (A) such affiliate is not a Control Party (as such term is defined in the Newco LP Agreement) of such partner, (B) such partner has fully disclosed to Newco LP and all of the other partners of Newco LP the role that such partner and/or its affiliate shall have in the Sale and (C) the consent by such partner to the Sale is not required to have the consent of the Flipper Sisters to such Sale.

                  (f) Prior to causing Newco LP to be sold for a price less than 80% of Fair Market Value, the Flipper Sisters shall make a written offer (the "Offer") to sell the Limited Partnership Interests then held by them to the other parties hereto at a price to be specified by the Flipper Sisters. If such Offer is accepted by written notice to the Flipper Sisters within five business days of the date of receipt of the Offer, then such Units shall be sold to such parties at the price specified at a closing to be held within 30 days of such acceptance. If such Offer is not accepted within such 5 business day period, or if such Offer is so accepted but the closing does not occur within such 30 day period, the Flipper Sisters shall be free to cause a sale of Newco LP to occur at a price not lower than 90% of the price specified in the Offer and on terms not less favorable, on the whole, than those specified in the offer. If the Flipper Sisters desire to cause a sale of Newco LP at a price lower than 90% of the price specified in the Offer, then prior to such sale the Flipper Sisters shall be required again to comply with the procedures in this Section 7(f).

                  (g) For the purposes of Clauses (e) and (f) above, the "price" involved in a transaction or proposed transaction shall be determined by reference to the present fair market value of the consideration to be received in such transaction, taking into account all relevant considerations.


                  SECTION 8. Representations and Warranties of Newco LP. Except as disclosed in the disclosure schedule to be delivered by Newco LP to the Investors on the Newco LP Update Date (the "Newco LP Disclosure Schedule"), as required by Sections 2.2(d) and 2.3(b)(i), Newco LP shall represent and warrant to the Investors on the Newco LP Update Date and the Investors Option Closing Date as follows:

                  8.1. Organization and Good Standing; Power and Authority; Qualifications. Newco LP (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (b) has all requisite limited partnership power and authority to own, lease and operate its properties and to carry on its business as then conducted. Newco LP has all requisite limited partnership power and authority to enter into and carry out the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party. Newco LP is qualified to transact business as a foreign limited partnership in, and is in good standing under the laws of the Commonwealth of Virginia.

                  8.2. Authorization of the Documents. The execution, delivery and performance by Newco LP of this Agreement and each of the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all action on the part of Newco LP (and do not or will not require the approval or consent of the limited partners of Newco LP), and this Agreement and each of the Ancillary Agreements to which it is a party will constitute a legal, valid and binding obligation of Newco LP, enforceable against Newco LP in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except to the extent that the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses.

                  8.3. Capitalization. Immediately prior to the Investors Option Closing, the ownership of Newco LP shall be as then set forth in the Newco LP Agreement. All such outstanding Limited Partnership Interests will be validly issued. Except pursuant to the Newco LP Agreement, no limited partner of Newco LP is entitled to pre-emptive rights. Except for the Investors Option granted to the Investors pursuant to Section 2.1 of this Agreement, there will not as of the Investors Option Closing be any outstanding options or rights to acquire any interest in Newco LP. Except in accordance with the Newco LP Agreement, Newco LP has not, since its inception, declared or paid any dividend or made any other distribution of cash, stock or other property to its partners.

                  8.4. Authorization and Issuance of Investor Interests. The authorization, reservation, issuance, sale and delivery of the Investor Interests pursuant to the Investors Option have been duly authorized by all requisite limited partnership action on the part of Newco LP and when issued, sold and delivered in accordance with this Agreement, the Investor Interests will be validly issued and outstanding, with no personal liability attaching to the ownership thereof (other than as provided in the DRULPA), free and clear of any Encumbrances, other than Encumbrances, if any, arising as a result of actions taken by the Investors or arising pursuant to applicable federal and state securities laws, and not subject to preemptive or similar rights of partners of Newco LP or others. The terms, designations, powers, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions, of the Investor Interests are as stated in the Newco LP Agreement.

                  8.5. Financial Statements. Each of the balance sheets included in the most recent monthly and quarterly Newco Financial Statements fairly presented the financial position of the entity or entities to which it relates as of its date and each of the statements of operations, members' capital or stockholders' equity (deficit) and cash flows included in the most recent monthly and quarterly Newco Financial Statements fairly presented the results of operations, members' capital or retained earnings or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein and except for the absence of notes thereto, and subject to normal recurring year-end adjustments which have not been and will not be material in nature or amount.

                  8.6. No Undisclosed Liabilities. Except as disclosed in the Newco Financial Statements, and except for normal or recurring liabilities incurred since the date of the Newco Financial Statements in the ordinary course of business consistent with past practices, Newco LP does not have any liabilities, either accrued, contingent or otherwise, of the type required to be reflected in financial statements in accordance with GAAP, and whether due or to become due, which individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect on Newco LP.

                  8.7. Absence of Certain Changes or Events. Except as disclosed in the Newco Financial Statements, since the date of the Newco Financial Statements, Newco LP has conducted its business only in the ordinary course, and there has not been (a) any change, circumstance or event that could reasonably be expected to result in a Material Adverse Effect on Newco LP, (b) any declaration, setting aside or payment of any dividend or other distribution with respect to the Investor Interests, (c) any material Commitment entered into by Newco outside the ordinary course of business, or (d) any material change in Newco LP's accounting principles, practices or methods.

                  8.8. No Conflict. The execution and delivery by Newco LP of this Agreement, and by Newco LP of the Ancillary Agreements to which it is a party, and the consummation by Newco of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not (a) violate or conflict with, or require any consent, approval, notice or filing under, any provision of any domestic (federal, state or local) or foreign law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets other than violations or conflicts which would not reasonably be expected to have a Material Adverse Effect on Newco LP, (b) conflict with, or result in any violation or breach of, or constitute (with due notice or lapse of time, or both) a default or loss of a benefit under, or cause or permit the acceleration under, the terms, conditions or provisions of (i) the Indenture or (ii) any Contract to which Newco LP is a party or to which its properties or assets is subject (all of which are listed in Section 8.8(b)(ii) of the Newco Disclosure Schedule) which could reasonably be expected to have a Material Adverse Effect on Newco LP, (c) result in the creation or imposition of any Encumbrance upon any of Newco LP's properties or assets which could reasonably be expected to have a Material Adverse Effect on Newco LP, or (d) violate Newco LP's organizational documents.

                  8.9. Litigation; Orders. There is no Litigation against Newco LP which if determined adversely to Newco LP could reasonably be expected to have a Material Adverse Effect on Newco LP. Newco LP is not subject to any order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality.

                  8.10. Compliance with Laws; Permits. Newco LP is and has been, since its date of organization , in compliance with, and has conducted its business in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders, including environmental, applicable to it which if Newco failed to comply could reasonably be expected to have a Material Adverse Effect on Newco LP. Newco LP has all Permits materially necessary in the conduct of its business as currently conducted. All such Permits are in full force and effect, and no material violations have occurred in respect of any such Permits; no material proceeding is pending or, to the best knowledge of Newco LP, threatened to revoke or limit any such Permit; and no such Permit will be suspended, cancelled or adversely modified in any material respect as a result of the execution and delivery of this Agreement or the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby.

                  8.11. Title. Newco LP has good and marketable title to all of its material properties and assets, real and personal, and has good title to all its leasehold interests, in each case subject only to Encumbrances created in the ordinary course of business.

                  8.12. ERISA Matters. Each plan maintained by or contributed to by Newco LP is in compliance in all respects with all presently applicable provisions of law, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); neither Newco LP nor any entity that is or was at any time treated as a single employer with Newco LP under Section 414(b),
(c), (m) or (o) of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code") has incurred or expects to incur liability with respect to a plan subject to Title IV of ERISA or Section 412 of the Code; and each "pension plan" (as defined in ERISA) for which Newco LP would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  8.13. Insurance. Newco LP maintains property and casualty, general liability, personal injury, director and officer and other similar types of insurance with financially sound and reputable insurers that is adequate and consistent with industry standards. Newco LP has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to Newco LP) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy covering Newco LP presently in force.

                  8.14. Labor Relations; Employees. Newco LP is not delinquent in payments to any of its employees, for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by the date hereof or amounts required to be reimbursed by them to the date hereof, (ii) Newco LP is in compliance with all applicable federal, state and local laws, rules and regulations respecting employment, employment practices, labor, terms and conditions of employment and wages and hours except where failure to comply would not, individually or in the aggregate, have a Material Adverse Effect on Newco LP, (iii) Newco LP is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, commitment or arrangement with any labor union, and no labor union has requested or, to the best knowledge of Newco LP, has sought to represent any of the employees, representatives or agents of Newco LP, (iv) there is no labor strike, dispute, slowdown or stoppage actually pending, or, to the best knowledge of Newco LP, threatened against or involving Newco LP, and (v) to the best knowledge of Newco LP, no salaried key employee has any plans to terminate his or her employment with Newco LP. Each of the executive officers of Newco LP who has or had access to confidential information of Newco LP has executed a confidentiality agreement, and such agreements are in full force and effect.

                  8.15.    Agreements.
                           ----------

                  (a) Newco LP is not a party to, or bound or subject to, any Contract, other than (x) any Contract which (i) pursuant to its terms, has expired, been terminated or fully performed by the parties, and in each case, under which Newco LP has no liability, contingent or otherwise, or (ii) involves monthly payments to or from Newco LP (as opposed to an indemnity agreement or similar contract under which a party is not required to make fixed monthly payments) which monthly payments do not aggregate on an annual basis to US$250,000 or more, and in each case, is not material to the business, condition (financial or otherwise), operations or prospects of Newco LP and (y) as set forth in Section 4.17.

                  (b) Assuming the due execution and delivery by the other parties thereto, each of such Contracts is, as of the date hereof, legal, valid, binding and in full force and effect and enforceable in accordance with its terms. There is no breach, violation or default by Newco LP (or, to the best knowledge of Newco LP, any other party) under any such Contract except where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect on Newco LP, and no event (including, without limitation, the consummation of the transactions contemplated by this Agreement) which, with notice or lapse of time or both, would (A) constitute a breach, violation or default by Newco LP (or, to the best knowledge of Newco LP, any other party) under any such Contract except where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect on Newco LP, or (B) give rise to any lien or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against Newco LP under any such Contract. Newco LP is not or, to the knowledge of Newco LP, no other party to any of such Contracts (i) is in arrears in respect of the performance or satisfaction of the terms and conditions on its part to be performed or satisfied under any of such Contracts or (ii) has granted or has been granted any waiver or indulgence under any of such Contracts or has repudiated any provision thereof.

                  8.16. Offering Exemption. Assuming the accuracy of the representations and warranties contained in Section 5 hereof, the issuance and delivery of Investor Interests to the Investors upon exercise of the Investors Option are exempt from registration under the Securities Act as in effect on the date of this Agreement and under applicable state securities and "blue sky" laws, as currently in effect.

                  8.17. Consents. No permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required by Newco LP in connection with the execution, delivery and performance of this Agreement, or by Newco LP in connection with the execution, delivery and performance of the Ancillary Agreements to which it is a party, the consummation by Newco LP of the transactions contemplated hereby or thereby, or the issuance, sale or delivery of the Investor Interests (other than (i) such notifications or filings required under the HSR Act, the FCC Act and applicable federal or state securities laws, if any, which shall be made on a timely basis and (ii) permits, authorizations, consents and approvals which, if not obtained, could not reasonably be expected to have a Material Adverse Effect on Newco LP).

                  8.18. Brokers. No agent, broker, investment banker or other firm or person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Newco LP in connection with this Agreement or the Ancillary Agreements or any of the transactions contemplated hereby or thereby.

                  8.19. Public Utility Holding Company, Etc. Neither Newco LP nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of a " public utility company," a "holding company" or a "subsidiary company" of a holding company as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

                  8.20.    FCC.
                           ---

                  (a) Section 8.20 of the Newco Disclosure Schedule contains a true and complete list of all material Licenses, including the frequencies authorized for and the issuance and expiration dates of each such License, issued to Parent or Sub or Newco LP by the FCC in connection with the operation of the Existing Business. No such License is subject to any restriction or condition which would limit in any material respect the full operation of the Existing Business as now operated, and no proceeding, inquiry, investigation or other administrative action is pending or, to Parent's knowledge, threatened by or before the FCC that would reasonably be expected to result in the revocation of any material FCC authorization or otherwise impair in any material respect the full operation of the Existing Business. The representations contained in this Section 8.20 are limited by the statements set forth in the section of Parent's most recent Regulatory Disclosure. The statements contained in the Regulatory Disclosure fully and accurately describe, with respect to the Existing Business, the material legal matters and proceedings arising under the Communications Act of 1934, as amended, and the published rules, regulations, and policies promulgated thereunder by the FCC.

                  (b) Section 8.20 of the Newco Disclosure Schedule contains a true and complete list of all material Applications, and including the frequencies applied for and the filing date of each such Application, that have been filed by Parent or Sub with the FCC relating to the Existing Business. Neither Parent nor Sub nor Newco LP is aware of any reason why any Application would not granted by the FCC. Parent, Sub and Newco LP have delivered to Investor true and complete copies of the Licenses and Applications, including any additions, amendments and other modifications thereto.

                  (c) Newco LP is the authorized legal holder of all the Licenses, other than Licenses held by Canadian License Co. The Licenses are in good standing, are full force and effect, and are unimpaired by any act or omission of Parent, Sub or Newco LP, or any of their officers, directors, or employees; and the operation of the business of Newco is in full compliance with the Licenses. These Licenses are sufficient for the lawful conduct of the business and operation of the Existing Business in the manner and to the full extent they are currently conducted. All material reports, forms, and statements required to be filed with the FCC with respect to the Existing Business have been filed and are complete and accurate in all material respects.

                  (d) Canadian License Co. is the authorized legal holder of the Canadian License Co. Licenses. The Canadian License Co. Licenses are in good standing, are in full force and effect, and are unimpaired by any act or omission of TMI, Canadian License Co., or any of the officers, directors, or employees of either TMI or Canadian License Co.; and the operation of the Canadian License Co. business is in full compliance with the Canadian License Co. Licenses. The Canadian License Co. Licenses are sufficient for the lawful conduct of the business and operation of Canadian License Co. All material reports, forms, and statements required to be filed with Industry Canada and the CRTC with respect to the Canadian License Co. business have been filed and are complete and accurate in all material respects.

                  (e) In 1999, Sub had access to the spectrum assigned to Sub in the 1999 coordination agreement among the North American L-band operators. Newco believes that Sub should continue to have access for the year in which the Investors Option Closing occurs to as much of this spectrum as Sub is able to use.

                  8.21. Restrictions. Other than Newco LP's obligations under the Notes, Newco LP is not and will not be a party to any loan agreement or other financing document giving rise to any obligations, restrictions, limitations or Encumbrances with respect to Newco LP or its assets. During any period when Parent shall own an interest in Newco LP of 50% or greater, the only contractual obligations of Parent relating to Newco LP (other than those contained in this Agreement and the Ancillary Agreements) shall be the provisions of Parent's Loan Agreements. Following consummation of the Closing and assuming that Parent shall then own less than a 50% Interest in Newco LP, such requirements shall cease to be applicable, other than Parent's pledge of all of its Limited Partnership Interests in Newco LP to its banks and guarantors.

                  8.22. Environmental Matters. There are, with respect to Newco LP, no past or present violations of Environmental Law (as defined below), nor any actions, activities, circumstances, conditions, events, incidents, or contractual obligations which are reasonably likely to give rise to any liability which would have a Material Adverse Effect on Newco LP pursuant to any Environmental Law, and neither Parent nor Newco LP has received any written notice with respect to any of the foregoing nor is any Litigation pending or, to the knowledge of Parent and Newco LP, threatened in connection with any of the foregoing.

                  (a) For purposes of this Section 8.22, capitalized terms used herein shall have the following meanings:

                           (i) "Environmental Laws" shall mean, all applicable provisions of federal, state, local or foreign law (including applicable principles of common and civil law), statutes, ordinances, rules, regulations, published standards and directives that have the force and effect of law, permits, licenses, judgments, writs, injunctions, decrees and orders enacted, promulgated or issued by any Public Authority, and all indemnity agreements and other contractual obligations, as in effect at such date, relating to (i) the protection of the environment, including the air, surface and subsurface soils, surface waters, groundwaters and natural resources, and (ii) occupational health and safety and exposure of persons to Hazardous Materials. Environmental Laws shall include the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601 et seq., and any other laws imposing or creating liability with respect to Hazardous Materials.

                           (ii)   "Hazardous  Material" shall mean any substance

           regulated by any  Environmental Law.

                           (iii) "Public Authority" shall mean any supranational, national, regional, state or local government court, governmental agency, authority, board, bureau, instrumentality or regulatory body.

                  8.23. Proprietary Rights. Except for matters which would not, in the aggregate, have a Material Adverse Effect on Newco LP, (i) Newco LP is the sole owner, free and clear of any Encumbrance, of, or has a valid license, without the payment of any royalty except with respect to off-the-shelf software and otherwise on commercially reasonable terms, to, all U.S. and foreign trademarks, service marks, logos, designs, trade names, internet domain names and corporate names, and the goodwill of the business connected therewith and symbolized thereby, patents, registered designs, copyrights, computer software and databases, whether or not registered, web sites and web pages and related items (and all intellectual property and proprietary rights incorporated therein) and all other trade secrets, research and development, formulae, know-how, proprietary and intellectual property rights and information, including all grants, registrations and applications relating thereto (collectively, the "Proprietary Rights") described in Section 8.23 of the Newco Disclosure Schedule, (such Proprietary Rights owned by or licensed to Newco LP, collectively, the "Newco Rights"); (ii) Newco LP has taken, and will take, all actions which are necessary or advisable in order to protect the Newco Rights, and to acquire Proprietary Rights, consistent with prudent commercial practices in the telecommunications industry; (iii) Newco LP's rights in the Newco Rights are valid and enforceable; (iv) neither Parent nor Newco LP has received any demand, claim, notice or inquiry from any person or entity in respect of the Newco Rights which challenges, threatens to challenge or inquires as to whether there is any basis to challenge, the validity of, or the rights of Newco LP in, any such Newco Rights, and neither Parent nor Newco LP knows of any basis for any such challenge; (v) Newco LP is not in violation or infringement of, and has not violated or infringed, any Proprietary Rights of any other person or entity;
(vi) to the knowledge of Parent and Newco LP, no person or entity is infringing any Newco Rights; and (vii) except on an arm's-length basis for value and other commercially reasonable terms, Newco LP has not granted any license with respect to any Newco Rights to any person or entity.

                  8.24. Disclosure. Neither this Agreement nor any Ancillary Agreement (nor any certificate or instrument executed in connection with this Agreement or any Ancillary Agreement) furnished or made to the Investors by or on behalf of Newco LP omits to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading.


                  SECTION 9. Sole Economics. The parties acknowledge and agree that the economic interests of the parties in the joint business contemplated hereby and by the Ancillary Agreements are intended to be as set forth in the Newco LP Agreement, and that to the extent any party (or any of its affiliates) derives any economic benefit, or incurs any economic detriment, from the ownership or operation of any of the Related Entities, the parties will make equitable arrangements for the sharing of such benefit or detriment as shall reflect, as closely as practicable, the arrangements contemplated by the Newco LP Agreement.

                  SECTION 10.       Certain Other Covenants.

                  10.1. Notification of Certain Matters. Each party shall notify each other party in writing of its discovery of any matter that would render any of such party's representations and warranties contained herein untrue or incorrect in any material respect.

                  10.2. Hart Scott-Rodino Filing. The parties shall make any appropriate filings of Notification and Report Forms pursuant to the HSR Act with respect to the transactions contemplated hereby in a timely manner (i.e., sufficiently in advance of the anticipated Closing so as to be not likely to result in a delay of the Closing) and supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and take all other actions reasonably necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

                  10.3.    Certain Additional Covenants.
                           ----------------------------

                  (a) Parent shall cause Parent Sub, Sub and Newco LLC to promptly perform, and Parent hereby unconditionally guarantees the prompt performance by Newco LLC, Sub, and Parent Sub of, their respective obligations under this Agreement and the Ancillary Agreements, including, without limitation, the obligations of Sub to consummate the transactions contemplated by the Ancillary Agreements.

                  (b) Until after the Closing, Parent shall not, and shall not permit any of its direct or indirect subsidiaries to, engage in any transaction which would have the effect of transferring ultimate control of Sub to any person or entity not controlled by Parent, or of divesting Parent of ultimate control of Sub, without the consent of a majority in interest of the Investors, which consent shall not be unreasonably withheld if (i) in connection with a bona fide disposition of assets in which the stock or assets of Sub constitute less than 50% in terms of value, ultimate control of Sub is transferred to a person or entity which shall have agreed in writing to be bound by the provisions hereof applicable to Parent, (ii) such transaction shall not materially interfere with or impede the consummation of the transactions contemplated by this Agreement and/or the Ancillary Agreements, and (iii) Parent shall expressly acknowledge in writing that it shall remain fully liable in respect of all liabilities and obligations (including indemnity obligations) undertaken by it under this Agreement and the Ancillary Agreements even if such liabilities or obligations arise from actions taken (or not taken) by such transferee.

                  (c) Each party  hereto shall use all  commercially  reasonable efforts to satisfy at the appropriate times all closing conditions to the consummation of the Closing, the Investors Option Closing, the Parent Conversions, and the other transactions contemplated hereby and by the Ancillary Agreements.

                  (d) From the date hereof until the Closing,  Parent shall not,
(i) permit Newco LLC or Sub to become bound by any contract, undertaking or obligation that (i) would prohibit, restrict, require any consent for, or give rise to any obligation as a result of, the transactions contemplated hereby or the Ancillary Agreements, other than standard anti-assignability clauses in ordinary course agreements, provided that the inability to transfer such agreements to Newco LP would not have a Material Adverse Effect on Newco LP;
(ii) be considered out of the ordinary course of business for Parent Sub or Sub, including without limitation non-preemptable service contracts, prepaid contracts and contracts giving preferential access to spectrum or otherwise providing customers with a preferred status; or (iii) obligate Parent Sub or Sub to commit to provide both a specified amount of satellite transmission power and a specified amount of bandwidth, thereby depleting Parent Sub's or, or Sub's available satellite-based communications network power and bandwidth capacity.

                  (e) From the date hereof until the Closing, without the prior written consent of Parent, Newco and a majority in interest of the Existing Investors, which consent shall not be unreasonably withheld, TMI shall not, and shall not permit TMI Sub to, become bound by any contract, undertaking or obligation that would (i) prohibit, restrict, require any consent for, or give rise to any obligation as a result of, the transactions contemplated hereby or the Ancillary Agreements, other than standard anti-assignability clauses in ordinary course agreements, provided that the inability to transfer such agreements to Newco LP would not have a Material Adverse Effect on Newco LP;
(ii) be considered out of the ordinary course of business for TMI and TMI Sub (if TMI or TMI Sub had entered into such contract or obligation), including without limitation non-preemptable service contracts, prepaid contracts and contracts giving preferential access to spectrum or otherwise providing customers with a preferred status; or (iii) obligate TMI to commit to provide both a specified amount of satellite transmission power and a specified amount of bandwidth, thereby depleting TMI's available satellite-based communications network power and bandwidth capacity; provided, however, that TMI is permitted after the date hereof to (A) enter into an agreement with Telecom Mexico substantially in the form of the proposal dated September 21, 2000 as resubmitted by letter dated November 15, 2000 from TMI to Telecommunicaciones de Mexico, and (B) enter into service provider contracts that require a prepayment by the customer provided such contracts are entered into in the ordinary course of TMI's business consistent with past practice and do not involve any affiliates of TMI. At the Closing, TMI's remaining obligations under any contract of the types contemplated by clauses (A) and (B) of the preceding sentence shall be assigned to Newco (or, if appropriate, Canadian License Co.) along with an amount of cash corresponding to the amount of any prepayment relating to such remaining obligations.

                  (f) Investment Company Act. Parent will not become an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

                  10.4. Transactions with Affiliates. Except as set forth herein or in the Ancillary Agreements, Newco will not, prior to or in connection with the Closing, engage in any transaction or group of related transactions
(including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any affiliate, except in the ordinary course of business and pursuant to the reasonable requirements of Newco's business and upon fair and reasonable terms no less favorable to Newco than would be obtainable in a comparable arm's-length transaction with a person not an affiliate. As used herein, the term "affiliate" shall mean any officer, director, 10% or greater stockholder, or any family member of any such person, or any business entity controlled by any such person; without limiting the generality of the foregoing, Parent and each of its subsidiaries and affiliates shall be deemed to be affiliates of Newco.

                  10.5. Reservation of Common Stock. From and after the Closing Date, Parent shall at all times reserve and keep available out of its authorized shares of common stock, solely for the purpose of issue or delivery upon the consummation of the Parent Conversions, the maximum number of shares of Parent Common Stock that may be issuable or deliverable in connection therewith. Such shares of Parent Common Stock are or will be duly authorized and, when issued or delivered in accordance with the provisions of Section 3.1 hereof, shall be validly issued, fully paid and non-assessable.

                  10.6. Use of Proceeds. The amount received by Newco LP at the Closing shall be used as follows: (a) US$45,000,000 shall be paid to Sub pursuant to the Amended and Restated Sub Asset Sale Agreement and (b) US$5,000,000 shall be paid to TMI pursuant to the TMI Asset Sale Agreements. The $2,500,000 received by Newco LP from Parent hereunder shall be paid to TMI pursuant to the TMI Asset Sale Agreements.

                  10.7. Financial Information. From the date hereof through the Closing Date, Newco LLC shall, and Parent shall cause Newco LLC to, furnish to TMI and the Investors the following financial statements:

                  (a) within 115 days after the end of each fiscal year of Newco LLC, an audited balance sheet of Newco LLC as of the end of such fiscal year and the related audited statements of operations, members' capital or stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with GAAP and certified by a firm of independent public accountants selected by the Board of Directors of Newco LLC; and

                  (b) within 45 days after the end of each fiscal month of Newco LLC, an unaudited balance sheet of Newco as of the end of such fiscal month and the related unaudited statements of operations, stockholders' equity and cash flows for the fiscal month then ended, prepared in accordance with GAAP, except for the absence of notes thereto and subject to normal recurring year end adjustments which will not be material in nature or amount, and certified by the chief financial officer of Newco LLC (the most recent of which shall be referred to herein as the "Newco Financial Statements").

                  10.8.    FCC Application; Next-Gen Satellite.
                           -----------------------------------

                  (a) The parties will use all commercially reasonable efforts to cause the FCC Applications and Industry Canada Application to be filed as soon as practicable after the date hereof. Without the consent of TMI, Parent and a majority in interest of the Existing Investors, which consent shall not be withheld unreasonably, neither the FCC Applications nor the Industry Canada Application shall be amended in any material respect except as contemplated by
Section 1.8 hereof.

                  (b) Newco and TMI will, at their own expense, use all commercially reasonable efforts to obtain such licenses, consents, authorizations and approvals of the FCC and Industry Canada as are necessary for Newco LP and Canadian License Co. or their respective successors to develop a next-generation mobile satellite system substantially in accordance with the FCC Applications and Industry Canada Application. Newco and TMI will use all commercially reasonable efforts to develop a next-generation mobile satellite system for Newco and Canadian License Co. in accordance with such licenses, consents, authorizations and approvals as are granted by the FCC and Industry Canada pursuant to such Applications.

                  (c) The parties agree not to interfere with the granting to Newco, Canadian License Co. or their respective successors, of the licenses, consents, authorizations and approvals contemplated by the FCC Applications and Industry Canada Application, and not to attempt to take away or otherwise deprive Newco or Canadian License Co., or their respective successors, of any licenses, consents, authorizations and approvals which are granted to them pursuant to the FCC Applications and Industry Canada Application.

                  10.9. Operations Plan. The parties agree to proceed in accordance with this Section 10.9, except as otherwise determined by a vote of the Limited Partners of Newco LP holding at least eighty percent (80%) of the Percentage Interests held by all Newco LP Limited Partners, from the date of Closing until the Restriction Termination Date (as defined in the Newco LP Agreement):

                  (a) The parties agree that Newco shall adopt the Operations Plan attached hereto as Exhibit R (the "Operations Plan");

                  (b)  The  parties   agree  that  Newco  will   implement   the
combination of TMI and Sub operations (location, platform, services, employees) as contemplated in the Operations Plan;

                  (c) Subject to paragraph (b) above, Newco will have the right to modify its operations on an ongoing basis provided that such modification does not cause Newco to go from being cash positive during any calendar quarter to cash negative during such calendar quarter or any quarter thereafter; and

                  (d) Newco shall promote and support the marketing and sale of TMI's packet data and TAMS services provided that such services are profitable and cash positive or reasonably expected to be profitable and cash positive. Subject to the immediately preceding sentence, Newco will use all commercially reasonable efforts to avoid liability under Section 3.8(c) under the Amended and Restated Sub Asset Sale Agreement.

                  10.10. Exclusivity as to L-Band. Parent, Sub, Newco and TMI agree that they will take all actions necessary or desirable (i) for Newco Sub to remain the only entity licensed by the FCC to operate one or more Mobile Satellite Service satellites in the L-band (i.e., 1525-1559/1626.5-1660.5 MHz) and (ii) for no L-band earth stations to be licensed by the FCC to operate in the United States in connection with any non-U.S. licensed L-band satellites; and (iii) to maximize the scope of those licenses (including the spectrum coordinated with respect thereto).

                  10.11. Survival of Representations, Warranties, Agreements and
                         Covenants; Indemnifications.
                         -------------------------------------------------------

                  (a) Survival. All representations and warranties made in or pursuant to this Agreement and in or pursuant to the Ancillary Agreements shall survive until two years after the date made (except that the representations and warranties made in Sections 4.8(b)(i) and 8.8(b)(i) shall survive until the expiration of the statute of limitations applicable to any claims that may be made by the holders of the Series A and Series B 12 1/4% Senior Notes due 2008 issued by Holdings). A party's rights to pursue claims for breaches of representations and warranties shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of any party hereto, except as set forth in clause (j) below.

                  (b) Indemnification by Parent. Parent shall indemnify and hold harmless each Investor and (without duplication of remedies) Newco from and against all damages, losses, claims, liabilities and obligations, costs and expenses (including attorneys' fees) ("Losses") arising in any way out of or related to (i) the breach by Parent, Newco, Motient Communications, Sub or Parent Sub of any representation or warranty made to the Investors by Parent, Newco LLC, Newco, Motient Communications, Sub or Parent Sub herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto, or
(ii) the breach by Parent, Newco, Motient Communications, Sub, or Parent Sub of any covenant or agreement contained herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto. Parent shall indemnify and hold harmless TMI from and against all Losses arising in any way out of or related to (i) the breach by Parent, Sub or Parent Sub of any representation or warranty made to TMI by Parent, Sub or Parent Sub herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto, or (ii) the breach by Parent, Sub, or Parent Sub of any covenant or agreement contained herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto. For purposes of this Section 10.11(b), and 10.11(f) below, the terms "material" and "Material Adverse Effect", and other materiality qualifiers in the representations and warranties contained herein or in the Ancillary Agreements and in any documents delivered pursuant hereto or thereto, shall be deemed to refer to matters, and groups of related matters, that have a financial or economic impact, or are capable of having a financial or economic impact, of US$100,000 or more. For purposes of the foregoing sentence, matters shall be considered to be within "groups of related matters" if they relate to any given Section of the representations and warranties. (For purposes of illustration only, Section 4.6 would be deemed to be breached if Parent had failed to disclose a liability of US$25,000 and a liability of US$90,000, but not if Parent had failed to disclose seven liabilities of US$10,000 each.).

                  (c) Indemnification by Newco. Newco shall indemnify and hold harmless TMI and each Investor from and against all Losses arising in any way out of or related to (i) the breach by Newco of any representation or warranty made by Newco herein or in any Ancillary Agreement or document delivered pursuant hereto or thereto, or (ii) the breach by Newco of any covenant or agreement contained herein or in any Ancillary Agreement or document delivered pursuant hereto or thereto.

                  (d) No Duplication of Remedies. To the extent any party may have more than one remedy for any Losses incurred by it, it may pursue all available remedies but in no event shall be entitled to collect and retain any amount hereunder in excess of its Losses.

                  (e) Indemnification by Investors. Each Investor shall indemnify and hold harmless the other parties hereto from and against all Losses arising in any way out of or related to (i) the breach by such Investor of any representation or warranty made by such Investor herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto, or (ii) the breach by such Investor of any covenant or agreement contained herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto.

                  (f) Indemnification by TMI. TMI shall indemnify and hold harmless the other parties hereto from and against all Losses arising in any way out of or related to (i) the breach by TMI or TMI Sub of any representation or warranty made by such party herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto or (ii) the breach by TMI or TMI Sub of any covenant or agreement contained herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto.

                  (g) Notice of Claims. All claims for indemnification hereunder shall be resolved in accordance with the following procedures:

(i) If the party seeking indemnification (the "Indemnified Party") has incurred or reasonably believes that it may incur any Losses, it shall deliver promptly written notice to the indemnifying party (the "Indemnifying
     Party"), setting forth the nature and amount of the Losses or potential Losses, if possible, and further referencing the sections of this Agreement or in any other document delivered pursuant hereto upon which the claim for indemnification for such Losses is based (a "Claim Notice"). If an Indemnified Party receives notice of a third-party claim for which it intends to seek indemnification hereunder, it shall give the Indemnifying Party written notice of such claim, so that the Indemnifying Party's defense of such claim under this Agreement may be timely instituted. The failure by an Indemnified Party to provide such written notice shall not constitute a waiver of the Indemnified Party's right to indemnity unless such failure has prejudiced the Indemnifying Party's ability to defend such claim, and then only to the extent of such prejudice.

(ii) If, after receiving a Claim Notice, the Indemnifying Party desires to dispute such claim or the amount claimed in the Claim Notice, it shall deliver to the Indemnified Party a written objection to such claim or payment setting forth the basis for disputing such claim or payment. Such notice shall be delivered within thirty (30) days after the date the Claim Notice to which it relates is received by the Indemnifying Party. If no such notice is received within the aforementioned 30-day period, the Indemnified Party shall be entitled to payment for such Losses from the Indemnifying Party within ten (10) days of the end of such 30-day objection period.

(iii)If the Indemnifying Party shall agree that it is responsible for all amounts that may be recovered in connection with a third-party claim, action or suit (including waiving any deductible or limit that might otherwise apply under this Section 10.9) the Indemnifying Party shall have the right to conduct and control through counsel of its own choosing, which counsel shall be reasonably acceptable to the Indemnified Party, any third-party claim, action or suit; provided, that the Indemnifying Party
     (x) demonstrates to the Indemnified Party's reasonable satisfaction that it has the financial ability to mount an appropriate defense of such claim and
     (y) diligently contests and defends such claim. The Indemnified Party shall be entitled at any time, at its own cost and expense (except that such cost and expense shall be paid by the Indemnifying Party if the Indemnified Party reasonably determines that the Indemnifying Party is not adequately representing or, because of a conflict of interest, may not adequately represent the interests of the Indemnified Party) to participate in such defense and to be represented by attorneys of its choosing. Except with the prior written consent of the Indemnified Party no Indemnifying Party, in the defense of such claim or litigation, shall consent to entry of any judgment or order, interim or otherwise, or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

(iv) In the event that the Indemnifying Party does not elect to defend against any third-party claim, the Indemnified Party may defend against such claim in such manner as it may deem appropriate and the Indemnifying Party shall be liable for any legal expenses reasonably incurred in connection with such defense; provided, however, that the Indemnified Party shall not, without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld, settle or consent to the entry of judgment with respect to such third-party claim.

(v) In the event of any claim by a third party, the parties hereto agree that they will cooperate fully with each other in connection with the defense or settlement of such matter.

                  (h) Limitation on Amounts. The Indemnifying Party shall not be obligated to pay any amounts for indemnification under this Section 10.11 with respect to breaches of representations and warranties until the aggregate indemnification obligation of such Indemnifying Party hereunder exceeds US$500,000, whereupon the Indemnifying Party shall be liable for all amounts for which indemnification may be sought which exceed US$500,000. Notwithstanding the foregoing, in no event shall the aggregate liability of (x) Parent and Newco to the Investors exceed (i) US$100,000,000 (less any amount theretofore paid by Parent and/or Newco to the Investors pursuant to Section 7.9 of the June Investment Agreement) if the Investors Option shall not have been exercised and consummated, or (ii) an amount equivalent to US$100,000,000 plus the Option Price paid by such Investors (less any amount theretofore paid by Parent and/or Newco to the Investors pursuant to Section 7.9 of the June Investment Agreement), if the Investors Option has been exercised and consummated, except in the case of any breach by Parent or Sub of the representations and warranties made in Sections 4.8(b)(i) or 8.8(b)(i); (y) TMI (or the obligations of Parent to TMI) exceed the sum of the following amounts: (i) the $7.5 million in cash paid to TMI pursuant to the TMI-Newco Asset Sale Agreement, (ii) the initial principal amount of the TMI Note and (iii) the fair market value of the TMI Interest as of the date of breach (determined as if such breach had not occurred); and (z) any Investor exceed (i) in the event Closing has not yet occurred, such Investor's commitment under Section 1.2, and (ii) in the event Closing has occurred, the fair market value of such Investor's interest in Newco as of the date of breach (determined as if such breach had not occurred). Parent, Newco and the Existing Investors further agree that any sums paid by Parent and/or Newco to the Existing Investors pursuant to this Section 10.11 shall reduce the amount of the cap on Parent's and Newco's liability contained in the second sentence of Section 7.9(g) of the June Investment Agreement on a dollar for dollar basis. The foregoing limits on indemnification shall not apply to any claims under Section 9 hereof or to any claims for fraud or willful breach.

                  (i) Force Majeure. Notwithstanding any other provision of this
Section 10.11, no party shall be liable for any failure of performance of the terms of this Agreement due solely to acts of God, fires, floods or other natural catastrophes; national emergencies, insurrections, riots or wars; strikes, lockouts, work stoppages or other labor difficulties beyond such party's reasonable control.

                  (j)  Knowledge.  Notwithstanding  any other  provision of this
Section 10.11, Parent shall have no liability to any Investor as to any representation or warranty relating to Newco if such Investor did know that the representation or warranty was false when made.

                  (k) Exclusive Remedy. Indemnification pursuant to this Section
10.11 shall be the exclusive remedy for any breach of representations and warranties or of any covenant or agreement in this Agreement by any party or any other matter pertaining to this Agreement or the transactions contemplated hereby, other than Losses relating to other written agreements between the parties and Losses relating to fraud or violation of securities laws; provided that nothing in this Section 10.11 shall prevent any party from obtaining equitable relief in order to require another party to perform its obligations hereunder.

                  (l) Claims Relating to Section 4.25 or 6.10. No claim may be asserted against TMI hereunder with respect to Section 6.10 hereof or against Parent hereunder with respect to Section 4.25 hereof except to the extent of any claims asserted against Newco (or losses suffered by Newco) arising out of or relating to claims by creditors of TMI on the one hand, or Parent or Sub on the other hand.

                  10.12. GTIS Contract Amendment. TMI will use all commercially reasonable efforts to procure the GTIS Contract Amendment within 120 days of the date hereof.

                  10.13. Newco/Newco Sub Management Agreement. Upon the Closing, Newco LP will enter into a shared services agreement with Newco Sub, pursuant to which Newco LP will provide certain management and related services to Newco Sub, and pursuant to which Newco Sub will have authority to direct the operations of Newco LP and its affiliates, to the extent required by the FCC in connection with the licenses it issues to Newco Sub, to ensure compliance with FCC rules and regulations. To the extent required by the FCC in connection with the Licenses held by Newco Sub, such agreement shall provide Newco Sub with the authority to direct its affiliates' operations to insure compliance with FCC rules and regulations.

                  10.14. Employee Confidentiality. Each of the parties agrees that it shall cause its employees who are engaged in work on behalf of or for the benefit of Newco after the date hereof to execute an agreement providing that all work performed by such employee for Newco shall be considered works for hire and all proprietary rights therein shall be owned by Newco; provided, that with respect to employees of Telcom Ventures or its affiliates, the foregoing agreement shall in all cases be subject to the terms and conditions of that certain Patent Assignment Agreement, dated as of the date hereof.

                  10.15. Certain Releases and Consents. TMI shall obtain, as of the Closing, (i) the release by BCE of BCE's security interest in the assets of TMI and (ii) the consent of BCE pursuant to the Indemnity Agreement dated June 30, 1993 between TMI and BCE Inc.

                  10.16. Certain Sales Tax. In regard to the tangible personal property to be transferred by TMI to ULC pursuant to the TMI-ULC Asset Sale Agreement, the parties will use reasonable commercial efforts to reduce or eliminate the tax, if any, payable by ULC pursuant to the Ontario Retail Sales Tax Act, RSO 1990, c. R31, as amended, provided that such reasonable commercial efforts shall not be construed to require any party to give an opinion, representation or warranty to any other party.

                  SECTION 11.       Termination.
                                    -----------

                  11.1. Termination. If (i) the Closing shall not have occurred on or before June 29, 2002 or (ii) the parties agree prior to such date that it is impossible or reasonably unlikely to consummate the transactions contemplated by this Agreement, on such earlier date as the parties determine, this Agreement shall terminate at 11:59 p.m. New York time on such date.

                  11.2. FCC Termination Provision. If by January 31, 2002, the Closing shall not have occurred due to the fact that the condition set forth in
Section 1.7(b)(x) shall not have been satisfied (and assuming that all other conditions to the Closing, other than conditions wholly within the control of the Investors, have been satisfied or are capable of being satisfied), Parent or TMI may, by notice to the Investors, request that the Investors waive the condition set forth in Section 1.7(b)(x) to the extent it relates to approvals other than the FCC Change of Control Approval. The Investors shall have ten business days from the receipt of such notice from TMI or Parent to indicate, in writing, whether they are prepared to waive such condition. If one or more of the Waiving Investors are prepared to waive such condition and one or more Non-Waiving Investors are not, then the Waiving Investors shall be entitled (but shall not be obligated) to purchase some or all of the Interests that were to have been purchased by the Non-Waiving Investors. In the event all Investors are Waiving Investors, or the Waiving Investors are willing to purchase all of the Investors Interests to be sold at the Closing, the condition set forth in
Section 1.7(b)(x), to the extent it relates to approvals other than the FCC Change of Control Approval, shall be deemed waived on the date of the notice from the Waiving Investors, the Waiving Investors shall succeed to the rights and obligations hereunder of the Non-Waiving Investors as such rights and obligations related to the Investor Interests that were to have been purchased by the Non-Waiving Investors at the Closing, and the Closing shall occur as soon as reasonably practicable after the FCC Change of Control Approval has been granted. In the event that no Investors are Waiving Investors, or the Waiving Investors are not willing to purchase all of the Interests to be sold to the Non-Waiving Investors at the Closing, TMI and Parent shall each have the right to terminate this Agreement by notice to the other parties hereto. If TMI or Parent terminates this Agreement pursuant to this Section 11.2, Parent, Newco and the Investors shall have the rights and obligations provided in the Document Standstill and Termination Agreement

                  11.3. Termination Upon Breach. If any party shall be in material breach hereunder (understood to mean a breach which would allow one or more of the other parties to decline to close), and such breach shall not have been cured within 30 days of written notice thereof, then any party who shall be entitled to decline to close shall be entitled to terminate this Agreement by notice to the other parties hereto.

                  11.4. Consequences of Termination. In the event the Closing does not occur for reasons other than a breach by one or more of the parties hereto, each party shall pay its own costs and expenses in connection herewith, except that Newco shall pay the reasonable costs and expenses incurred by the Investors in connection with the transactions contemplated hereby. In the event the Closing does not occur because of a breach by one or more of the parties hereto, such party shall be liable to the other parties hereto (i) in the case of a breach that was not willful, only for the reasonable costs and expenses incurred by the other parties hereto in connection with the transactions contemplated hereby, and (ii) in the case of a breach that was willful, for all Losses incurred by the other parties resulting from such breach (including without limitation their reasonable costs and expenses as contemplated by clause
(i)). Upon termination of this Agreement, all rights and obligations of the parties hereunder, other than rights and obligations under Sections 10.11, this
Section 11.4, and Sections 15, 20 and 21, shall terminate.



                  SECTION 12. Further Assurances. At any time or from time to time after the Closing, the parties will cooperate with each other, and at the request of another party, each party will execute and deliver any further instruments or documents and take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

                  SECTION 13. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties and the respective successors, permitted assigns, heirs and personal representatives, except that none of Parent, Newco LLC or TMI may assign its rights and obligations under this Agreement to any person without the prior written consent of the Investors. In addition, and whether or not any express assignment has been made, the provisions of this Agreement that are for each Investor's benefit as a purchaser or holder of Investor Interests or Parent Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Investor Interests or Parent Common Stock. An Investor may assign its rights and obligations hereunder to any affiliate or to any of its members or partners. Subject to the restrictions contained in Newco LLC's Operating Agreement or the Newco LP Agreement, an Investor may also assign its rights and obligations hereunder, including its rights pursuant to Sections 2 and 3 hereof, to any permitted transferee of its Investor Interest; provided that such transferee agrees in writing to be bound by the terms of this Agreement, including that the appropriate Investors Group Designee holds the right to request a Parent Conversion as to the Investor Interest held by such transferee.


                  SECTION 14. Entire Agreement. This Agreement and the Ancillary Agreements and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior arrangements or understandings with respect thereto.


                  SECTION 15. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

              (i)  If to Parent, Parent Sub, Newco LLC or Newco LP, to:

                  Motient Corporation
                  10802 Parkridge Boulevard
                  Reston, Virginia  20191-5416
                  Fax:  (703) 758-6134
                  Attention:  General Counsel

                  with a copy to:

                  Hogan & Hartson L.L.P.
                  8300 Greensboro Drive, Suite 1100
                  McLean, Virginia  22102
                  Fax:  (703) 610-6200
                  Attention:  Richard K.A. Becker, Esq.

              (ii) If to the Investors, to each of the Investor Group Designees at their addresses set forth on Schedule I.

                  with a copy to:

                  Kirkpatrick & Lockhart LLP
                  1251 Avenue of the Americas
                  45th Floor
                  New York, NY  10020-1104
                  Fax:  (212) 536-3901
                  Attention:  William J. Phillips, Esq.

              (iii)  If to TMI or TMI Sub, to:

                  TMI Communications Inc.
                  1601 Telesat Court
                  Gloucester, Ontario
                  KIB5P4
                  Attention:  Legal Department

                  with a copy to:

                  Salans Hertzfeld Heilbronn Christy & Viener
                  620 Fifth Avenue
                  New York, New York  10020
                  Attention:  Owen D. Kurtin, Esq.

                  All such notices, requests, consents and other communications shall be deemed to have been given when received.


                  SECTION 16. Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of Parent, TMI, and on behalf of each Investor, by such Investor's Investor Group Designee. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. The covenants contained herein relating to operations of Newco LP after the Closing may be amended with the written consent of persons holding a 66 2/3% Limited Partnership interest in Newco LP, provided that if any such amendment would have a materially disproportionate affect on any party, such party's consent to such amendment shall also be required.


                    SECTION 17. Counterparts.  This Agreement may be executed in
                                ------------
any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


                    SECTION 18.  Headings.  The headings of the sections of this
                                 --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.


                    SECTION 19.  Nouns and  Pronouns.  Whenever  the context may
                                 -------------------
require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.


                    SECTION 20.  Governing Law. This Agreement is being executed
                                 -------------
and delivered in, and shall be governed by and construed in accordance with the laws of, the State of New York, without regard to its principles of conflicts of law that would give effect to the application of the law of another jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case having jurisdiction over the County of New York, for any litigation arising out of or relating to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby (and agrees not to commence any litigation relating thereto except in such courts unless such courts shall have declined to exercise jurisdiction), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case having jurisdiction over the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient or improper forum .


                    SECTION  21.  Publicity.  (a) Except as may be  required  by
                                  ---------
applicable law, stock exchange rules or listing agreements, each of the parties hereto agrees that it will make no public statement regarding the transactions contemplated hereby unless the language and timing of such statement has been approved by Parent, TMI and the Investor Group Designees. Each Party acknowledges that it has received or shall receive confidential and proprietary information concerning the assets, business plans, intellectual property rights and operations of Newco and the Related Entities ("Confidential Information"). Each party agrees that the Confidential Information is a valuable asset of Newco or its owner, as the case may be and its public disclosure or use outside of Newco's activities without the prior consent of Newco would cause substantial harm to Newco. Therefore, each party agrees to treat all Confidential Information received by it with the amount of care that a reasonable business person would use to protect its own valuable and proprietary confidential information and shall not disclose any Confidential Information to any Person who does not have a contractual obligation with Newco to keep such Confidential Information confidential or does not have the right to have such Confidential Information disclosed to it under an agreement with Newco. In addition, each party shall not personally, and shall not permit other Persons (including its Affiliates) to utilize Confidential information for any purpose other than for the benefit of Newco. Notwithstanding the foregoing, a party may disclose Confidential Information to its affiliates, professional advisors, lenders and investors if either (i) such Persons have agreed for the benefit of Newco, to comply with the provision of this Section 21 or (ii) the disclosing party agrees for the benefit of Newco and the other parties hereto to be responsible for any breach by any such Person.

                  As used herein, "Confidential Information" shall not include information (i) that has become generally available to the public through no fault of the receiving Person, (ii) to the minimum extent necessary in order to comply with any law, order, regulation, ruling or other governmental request pursuant to subpoena or government order, provided that in the event a receiving person is subject to such a subpoena or order, it shall notify in writing Newco of such event, and shall cooperate with any reasonable request or efforts by Newco to take reasonable legally permissible actions to limit the scope of disclosure required in order for such Person to comply with such subpoena or order and (iii) as may be required or appropriate in response to any report, statement or testimony submitted to any municipal, state or national (including foreign regulatory body having or claiming to have jurisdiction over such Person.


                  SECTION 22. Severability. Whenever possible, each provision of
                              ------------
this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.


                  SECTION 23.  Expenses.  Except as otherwise  set forth in this
                               --------
Agreement, if the Closing shall occur, (i) Newco LP shall pay all costs and expenses reasonably incurred by the Investors and by Newco LLC and Newco LP in connection with the preparation, negotiation and execution of this Agreement and the Ancillary Agreements and in connection with the Closing, the Investor Option Closing, and the transactions contemplated thereby (including reasonable legal fees incurred in preparing HSR filings and HSR filing fees) except for expenses relating to any Parent Conversion, which shall be paid by the Investors electing to cause a Parent Conversion, (ii) Parent shall pay all costs and expenses incurred by Parent and Sub and the cost of any HSR filing required of Parent, Sub or Parent Sub, and (iii) TMI shall pay all expenses incurred by it, including the fees and expenses of its Canadian regulatory counsel, any Canadian regulatory filing fees and the costs of any HSR filing required of BCE Inc. or any of its affiliates. In addition, if the Closing shall occur, Newco LP shall pay its costs and expenses incurred in connection with complying with its obligations hereunder and under the Newco LP Agreement, including preparing financial statements.


                    SECTION 24. Certain Defined Terms. As used herein the following terms shall have the meanings specified below:

                  "Aether" has the meaning set forth in the preamble to this Agreement.

                  "Aether Sale" has the meaning set forth in the preamble to this Agreement.

                  "Amended and Restated Sub Asset Sale Agreement" means the Amended and Restated Sub Asset Sale Agreement dated as of the date hereof between Sub and Newco LLC.

                  "Ancillary Agreements" means the agreements listed on Schedule VII.

                  "Applications" has the meaning set forth in Section 4.15(b).

                  "Appraisal Notice" has the meaning set forth in Section 7(a).

                  "Appraiser" has the meaning set forth in Section 7(c).

                  "Asset Sale Agreements" means the Amended and Restated Sub Asset Sale Agreement " and the TMI Asset Sale Agreements.

                  "BCE" has the meaning set forth in the preamble to this Agreement.

                  "Canadian Communications Statutes" means the Telecommunications Act (Canada), the Canadian Radio-Television and Telecommunications Commission Act (Canada), the Radiocommunication Act (Canada), or other statutes of Canada specifically relating to the regulation of the Canadian telecommunications industry (including for this purpose the orders, rules, regulations, directives, decisions, notices and policies promulgated pursuant to such statutes, including the Radio Regulations, the Canadian Telecommunications Common Carrier Ownership and Control Regulations, and applicable statutes or regulations, if any, of any province of Canada specifically relating to the regulation of the Canadian telecommunications industry and the orders, rules, regulations, directives, decisions, notices and policies promulgated thereunder.

                  "Canadian  Holdco"  shall   mean   Mobile  Satellite  Ventures
Holdings (Canada) Inc., an Ontario Corporation.

                  "Canadian License Co." shall mean Mobile Satellite Ventures Holdings (Canada) Inc., an Ontario Corporation.

                  "Canadian   License   Co.   Licenses"   means   the   licenses
transferred  to Canadian  License Co.  pursuant to TMI Asset Sale Agreements.

                  "Claim   Notice"   has  the   meaning  set  forth  in  Section
10.11(g)(i).

                  "Closing" has the meaning set forth in Section 1.6(a).

                  "Closing Date" has the meaning set forth in Section 1.6(b).

                  "Closing Price" has the meaning set forth in Section 3.1(b).

                  "Closing Transactions" means the transactions contemplated hereby and by the Ancillary Agreements which are to be consummated at the Closing.

                  "Code" has the meaning set forth in Section 8.12.

                  "Common Units" has the meaning set forth in the Newco LP Agreement.

                  "Commitment" has the meaning set forth in Section 4.7.

                  "Confidential  Information"  has  the  meaning  set  forth  in
Section 21 hereof.

                  "Contract" has the meaning set forth in Section 4.8.

                  "Conversion Certificate" has the meaning set forth in Section 1.7(b)(iii).

                  "Conversion  Notice"  has the  meaning  set  forth in  Section
3.1(a).

                  "Cross Licensing Agreement" means the agreement substantially in the form attached hereto as Exhibit T.

                  "CRTC"   shall   mean  the   Canadian   Radio-television   and
Telecommunications Commission.

                  "CRTC Approval" - shall mean those approvals from the CRTC which are necessary or required to be obtained from the CRTC in order to transfer any international telecommunications service provider licenses from TMI to Canadian License Co.

                  "Document Standstill and Termination Agreement" shall mean the Document Standstill and Termination Agreement dated the date hereof among Parent and the Existing Investors.

                  "Dollars" or "$" means United States dollars.

                  "DRUPLA" has the meaning set forth in Section 1.1(a).

                  "Due Diligence" has the meaning set forth in Section 2.2(c).

                  "Environmental Laws" has the meaning set forth in Section 8.22(a)(i).

                  "ERISA" has the meaning set forth in Section 8.12.

                  "Exchange Act" has the meaning set forth in Section 4.5(a).

                  "Encumbrances" has the meaning set forth in Section 2.4(b).

                  "Exercise Period" has the meaning set forth in Section 2.2(a).

                  "Exercising Investor" and "Exercising Investors" have the meaning set forth in Section 2.2(a).

                  "Existing Investor" and "Existing Investors" have the meaning set forth in the opening paragraph of this Agreement.

                  "Existing TMI Business" has the meaning set forth in the preamble to this Agreement.

                  "Fair Market Value" has the meaning set forth in Section 7(b).

                  "FCC" shall mean the United States Federal Communications Commission or any successor United States federal agency or agencies with responsibility for licensing the use of the radio frequency spectrum similar to that of the current agency.

                  "FCC Act" means the U.S. Communications Act of 1934, as amended.

                  "FCC Applications" shall mean those two certain Applications to be filed with the FCC: one of which will be filed by Sub and Newco Sub, in the form of Exhibit Q hereto, requesting authority (1) to assign Sub's FCC licenses and pending applications to Newco Sub (including approval of foreign ownership in Newco LP and Newco GP of greater than 25 percent); (2) to modify those licenses to permit Newco Sub to operate in a manner that is consistent with the Operations Plan; and (3) to launch and operate a next-generation satellite system described in said Application, as said Application may be amended, modified, or supplemented from time to time in accordance herewith; the other of which will be filed by TMI and Newco Sub, in the form of Exhibit Q hereto, requesting authority (1) to assign TMI's FCC licenses and pending applications to Newco Sub and (2) to modify those licenses to permit Newco Sub to operate in a manner that is consistent with the Operations Plan.

                  "FCC Applications Order" shall mean an order (or orders) of the FCC granting in all material respects the FCC Applications, without the imposition of any conditions that may reasonably be expected to result in a Material Adverse Effect on Newco or Canadian License Co.

                  "FCC Change of Control Approval" shall mean an order or orders of the FCC granting in all material respects the requested assignment of all material FCC licenses from Sub and TMI to Newco Sub (including approval of foreign ownership in Newco LP and Newco GP of greater than 25 percent) and the modification of those licenses sufficient to permit implementation of the Operations Plan.

                  "FCC Closing Order" means an order by the FCC that would have ripened into a Final FCC Order had there been no (a) request for a stay pending, no stay in effect, and no deadline that may be designated by statute or regulation for filing such a request still not expired; (b) petition for rehearing or reconsideration or application for review pending, and the time that may be designated by statute or regulation for filing any such petition or application still not expired; (c) reconsideration by the FCC on its own motion and had the time designated by statute or regulation for initiating any such reconsideration passed still not passed; and (d) no appeal pending or in effect, and had any deadline that may be designated by statute or regulation for filing any such appeal still not expired if, in the opinion of Parent's FCC counsel, none of the challenges to such order should result in a material change to, or revocation of, the FCC's other approvals.

                  "Final CRTC Approval Order" shall mean an order (or orders) of the CRTC (including, without limitation, the CRTC Approval) with respect to which (a) no request for a stay is pending, no stay is in effect, and any deadline that may be designated by statute or regulation for filing such a request is passed; (b) no petition for rehearing or reconsideration or application for review is pending, and the time that may be designated by statute or regulation for filing any such petition or application is passed; (c) there is no reconsideration by the CRTC on its own motion and the time that may be designated by statute or regulation for initiating any such reconsideration has passed; and (d) no appeal is pending or in effect, and any deadline time that may be designated by statute or regulation for filing any such appeal has passed.

                  "FCC Other Approvals" shall mean an order or orders of the FCC granting Newco Sub in all material respects the authority to launch and operate a next-generation satellite system as described in the FCC Applications, as said Application may be amended, modified, or supplemented from time to time in accordance herewith.

                  "Final FCC Order" shall mean an order (or orders) of the FCC (including, without limitation, the FCC Applications Order) with respect to which (a) no request for a stay is pending, no stay is in effect, and any deadline that may be designated by statute or regulation for filing such a request is passed; (b) no petition for rehearing or reconsideration or application for review is pending, and the time that may be designated by statute or regulation for filing any such petition or application is passed; (c) there is no reconsideration by the FCC on its own motion and the time that may be designated by statute or regulation for initiating any such reconsideration has passed; and (d) no appeal is pending or in effect, and any deadline time that may be designated by statute or regulation for filing any such appeal has passed.

                  "Flipper" has the meaning set forth in Section 7(a).

                  "Flipper Sisters" has the meaning set forth in Section 7(a). "GAAP" has the meaning set forth in Section 4.5(b).

                  "GTIS Contract" means the GTIS Bulk Capacity Lease Agreement, dated September 14, 1998, between TMI and Her Majesty the Queen in Right of Canada (acting through and represented by the Minister of Communications) and the Operating Agreement, dated April 3, 1996 between TMI and her Majesty the Queen.

                  "GTIS Contract Amendment" means an amendment to the GTIS Contract as contemplated by Exhibit N hereto.

                  "Hazardous Material" has the meaning set forth in Section 8.22(a)(ii).

                  "Holdings" has the meaning set forth in Section 4.8.

                  "HSR Act" has the meaning set forth in Section 1.7(b)(xiii).

                  "Indemnified Party" has the meaning set forth in Section 10.11(g)(i).

                  "Indemnifying Party" has the meaning set forth in Section 10.11(g)(i).

                  "Indenture" has the meaning set forth in Section 4.8.

                  "Industry Canada" shall mean the Canadian Federal Department of Industry.

                  "Industry Canada Application" shall mean that certain Application to be filed with the Industry Canada by TMI, in the form of Exhibit S hereto, requesting authority: (1) to assign to Canadian License Co. each of TMI's existing Industry Canada licenses, permits, approvals and authorizations, and (2) to operate a next-generation satellite system described in said Application, as said Application may be amended, modified or supplemented from time to time in accordance herewith.

                  "Industry Canada Application Order" shall mean those authorizations, licenses and approvals which are necessary or required to be obtained from Industry Canada in order to grant approval to the Industry Canada Application.

                  "Industry Canada Approvals" shall mean those authorizations, licenses and approvals which are necessary or required to be obtained from Industry Canada in order to grant approval to the Industry Canada Application.

                  "Industry Canada Transfer of License Approval" shall mean those authorizations, licenses and approvals of Industry Canada which are necessary to grant, in all material respects, the requested assignment of material TMI licenses from TMI to Canadian License Co.

                  "Investment  Commitment  Date"  has the  meaning  set forth in
Section 2.2(g).

                  "Investor" and "Investors" have the meaning set forth in the opening paragraph of this Agreement.

                  "Investor Group Designee" has the meaning set forth in Section 5.9(a).

                  "Investor Interests" has the meaning set forth in Section 1.2.

                  "Investors Option" has the meaning set forth in Section 2.1.

                  "Investors  Option  Closing"  has the  meaning  set  forth  in
Section 2.2(g).

                  "Investors  Option  Closing Date" has the meaning set forth in
Section 2.2(g).

                  "Investor Purchase Price" has the meaning set forth in Section 1.2.

                  "June Agreements" has the meaning set forth in the preamble to this Agreement.

                  "June Investment Agreement" has the meaning set forth in the preamble to this Agreement.

                  "June Transactions" has the meaning set forth in the preamble to this Agreement.

                  "Lead   Investor"   has  the  meaning  set  forth  in  Section
1.7(b)(viii).

                  "Licenses" has the meaning set forth in Section 4.15(a).

                  "Limited Partnership Interests" has the meaning set forth in the Newco LP Agreement.

                  "Litigation" has the meaning set forth in Section 4.9.

                  "Losses" incurred by a party hereto shall mean all damages, losses, claims, liabilities, obligations, costs and expenses incurred by such party (including reasonable attorneys' fees but excluding punitive damages), including any damages arising from loss of profits, whether arising out of contract, tort (including negligence) or otherwise, regardless of whether such party advised of the possibility of such damages or whether the same could have been anticipated or avoided.

                  "LP   Certificate"  has  the  meaning  set  forth  in  Section
1.7(b)(iii).

                  "Market Condition" means that, as of any date and for each of the ten trading days immediately preceding such date, (i) the NASDAQ Composite Index closing is not less than 3300 (as adjusted equitably for changes in the calculation of the NASDAQ Composite Index), and (ii) the closing price for Parent Common Stock is not less than $11.875 per share (adjusted equitably for stock splits, reverse stock splits, share combinations, recapitalizations, or similar reorganizations of Parent Common Stock).

                  "Material Adverse Effect" shall mean a material adverse effect on the properties, business, prospects, operations, earnings, assets, liabilities or the condition (financial or otherwise) of the specified entity. Notwithstanding the foregoing, the partial or complete failure of the TMI Satellite shall not, of itself, be considered to have a Material Adverse Effect on the Existing TMI Business.

                  "Motient Note" has the meaning set forth in Section 1.4(b).

                  "MSI Note" has the meaning set forth in Section 1.4(b).

                  "New Investor" and "New Investors" has the meaning set forth in the opening paragraph of this Agreement.

                  "Newco" means (i) prior to the Closing, Newco LLC, and (ii) after the Closing, Newco LP.

                  "Newco/CLC L-Band Satellite Business" has the meaning set forth in the preamble to this Agreement.

                  "Newco Financial  Statements" has the meaning set forth in the
Section 10.7(b).

                  "Newco GP" has the meaning set forth in Section 1.1(a).

                  "Newco  GP   Stockholders   Agreement"   means  the  agreement
substantially in the form attached hereto as Exhibit C.

                  "Newco LLC" has the meaning in the opening paragraph of this Agreement.

                  "Newco LLC Operating Agreement" means the Operating Agreement, dated June 29, 2000, by and between Parent, Newco LLC and the Existing Investors.

                  "Newco LP" has the meaning set forth in the preamble to this Agreement.

                  "Newco LP Agreement" has the meaning set forth in Section 1.1(a).

                  "Newco LP Disclosure Schedule" has the meaning set forth in the opening paragraph of Section 8.

                  "Newco  LP  Options"  has the  meaning  set  forth in  Section
4.3(b).

                  "Newco LP Update Date" has the meaning set forth in Section 2.2(d).

                  "Newco Rights" has the meaning set forth in Section 8.23.

                  "Newco Securities" has the meaning set forth in Section 7(d).

                  "Newco Sub" has the meaning set forth in Section 1.1(c).

                  "Non-Waiving Investors" has the meaning set forth in Section 1.8.

                  "Notes" means the MSI Note, the Motient Note and the TMI Note.

                  "Notice Closing Price" has the meaning set forth in Section 3.1(a).

                  "Offer" has the meaning set forth in Section 7(f).

                  "Operations  Plan"  has  the  meaning  set  forth  in  Section
10.9(a).

                  "Option Notice" has the meaning set forth in Section 2.2(a).

                  "Option Notice Date" has the meaning set forth in Section 2.2(a).

                  "Option Price" has the meaning set forth in Section 2.1.

                  "Original Purchase Price" has the meaning set forth in Section 3.1(a).

                  "Ownership Regulations" has the meaning set forth in Section 6.12(d).

                  "Parent" has the meaning in the opening paragraph of this Agreement.

                  "Parent Capital  Reorganization"  has the meaning set forth in
Section 3.1(c).

                  "Parent Common Stock" has the meaning set forth in Section 3.1(a).

                  "Parent Conversions" has the meaning set forth in Section 3.1(a).

                  "Parent Exchange" has the meaning set forth in Section 3.1(a).

                  "Parent Interest" has the meaning set forth in Section 1.4(a).

                  "Parent's Loan Agreements" means the Term Credit Agreement dated as of March 31, 1998 among Parent and the banks and other parties named therein, and the Revolving Credit Agreement dated as of March 31, 1998 among Parent, Sub and the banks and other parties named therein.

                  "Parent Merger" has the meaning set forth in Section 3.1(a).

                  "Parent/Newco Disclosure Schedule" has the meaning set forth in the opening paragraph of Section 4.

                  "Parent Options" has the meaning set forth in Section 4.3(a).

                  "Parent Reports" has the meaning set forth in Section 4.5(a).

                  "Parent  Securities"  has the  meaning  set  forth in  Section
5.1(a).

                  "Parent Sub" has the meaning set forth in Section 1.4(a).

                  "Permits" has the meaning set forth in Section 4.10.

                  "Percentage Interests" has the meaning set forth in the Newco LP Agreement.

                  "Pledge Agreement" means the Pledge and Guaranty Agreement in the form of Exhibit X.

                  "Proprietary  Rights"  has the  meaning  set forth in  Section
8.23.

                  "Public Authority" has the meaning set forth in Section 8.22(a)(iii).

                  "Radiocommunication Act" has the meaning set forth in Section 6.12(g).

                  "Radio Regulations" has the meaning set forth in Section 6.12(g).

                  "Regulatory Disclosure" has the meaning set forth in Section 4.15(a).

                  "Related   Entities"  means   Canadian   Holdco  and  Canadian
License Co.

                  "Sale" has the meaning set forth in Section 7(e).

                  "Satellite Systems" has the meaning set forth in the preamble to this Agreement.

                  "SEC" has the meaning set forth in Section 4.5(a).

                  "Securities Act" has the meaning set forth in Section 2.2(a).

                  "Securities Laws" has the meaning set forth in Section 4.5(a).

                  "Security    Agreement"    means   the   Security    Agreement
substantially in the form of Exhibit W hereto.

                  "Solvent" means with respect to any Person on a particular date, the condition that on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person for its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

                  "Sub" has the meaning set forth in the preamble to this Agreement.

                  "Sub Asset Sale Agreement" has the meaning set forth in the preamble to this Agreement.

                  "Subsidiary" of an entity means an entity which is more than 50% owned by such entity.

                  "Telecommunications       Act     (Canada)"      means     the
Telecommunications Act (Canada), as amended.

                  "TMI" has the meaning set forth in the opening paragraph of this Agreement.

                  "TMI  Applications"  has the  meaning  set  forth  in  Section
6.12(b).

                  "TMI Disclosure Schedules" has the meaning set forth in the opening paragraph of Section 6.

                  "TMI Interest" has the meaning set forth in Section 1.3(a)

                  "TMI Licenses" has the meaning set forth in Section 6.12(a).

                  "TMI Note" has the meaning set forth in Section 1.3(b).

                  "TMI Sub" has the meaning set forth in Section 1.3(a).

                  "TMI-Telesat Letter Agreement" means the agreement in the form attached hereto as Exhibit Z.

                  "TMI Asset Sale Agreements" means the TMI-Newco Asset Sale Agreement, the TMI-Canadian License Co. Asset Sale Agreement and the TMI-ULC Asset Sale Agreement.

                  "TMI-Canadian License Co. Asset Sale Agreement" means the Asset Sale Agreement, dated as of the date hereof between Canadian License Co. and TMI.

                  "TMI-Newco  Asset  Sale  Agreement"   means   the  Asset  Sale
Agreement, dated as of the date hereof between Newco and TMI.

                  "TMI-ULC Asset Sale Agreement" means the Asset Sale Agreement dated as of the date hereof between ULC and TMI.

                  "TMI Note" means the US $11.5 million promissory note of Newco LP in the form of Exhibit E hereto.

                  "TMI Satellite" means the satellite described in Schedule 2.3(a) of the TMI-Canadian License Co. Asset Sale Agreement.

                  "Transaction   Parties"   shall  mean  the   parties  to  this
Agreement, TMI Sub, Parent Sub, Canadian Holdco, Canadian License Co. and Newco LP, and "Transaction Party" shall mean any of the foregoing.

                  "ULC" means 3051361 Nova Scotia ULC, a Nova Scotia unlimited liability company.

                  "Units" shall have the meaning set forth in the Newco LP Agreement.

                  "Waiving Investors" has the meaning set forth in Section 1.8.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                              MOTIENT CORPORATION


                              By: /s/Gary M. Parsons
                                 ------------------------------------------
                              Name:  Gary M. Parsons
                              Title:    Chairman

                              MOBILE SATELLITE VENTURES LLC


                              By: /s/Gary M. Parsons
                                 ------------------------------------------
                              Name:  Gary M. Parsons
                              Title:    Chairman


                              TMI COMMUNICATIONS INC., for and on behalf of


                              TMI COMMUNICATIONS AND COMPANY LIMITED PARTNERSHIP


                              By: /s/Larry J. Boisvert
                                 ------------------------------------------
                              Name:  Larry J. Boisvert
                              Title:    President and CEO



                              By: /s/Ted H. Ignacy
                                 ------------------------------------------
                              Name:  Ted H. Ignacy
                              Title:     Vice President, Finance

                              EXISTING INVESTORS:
                              ------------------

                              COLUMBIA SPACE (QP), INC.


                              By: /s/ Donald A. Doering
                                 ------------------------------------------
                              Name: Donald A. Doering
                              Title: CFO


                              COLUMBIA SPACE (AI), INC.


                              By: /s/ Donald A. Doering
                                 ------------------------------------------
                              Name: Donald A. Doering
                              Title: CFO


                              COLUMBIA SPACE PARTNERS, INC.


                              By: /s/ Donald A. Doering
                                 ------------------------------------------
                              Name: Donald A. Doering
                              Title: CFO




                              NEW INVESTORS:
                              -------------


                              COLUMBIA SPACE (QP) II, INC.


                              By: /s/ Donald A. Doering
                                 ------------------------------------------
                              Name: Donald A. Doering
                              Title: CFO


                              COLUMBIA SPACE (AI) II, INC.

                              By: /s/ Donald A. Doering
                                 ------------------------------------------
                              Name: Donald A. Doering
                              Title: CFO


                              COLUMBIA SPACE PARTNERS II, INC.

                              By: /s/ Donald A. Doering
                                 ------------------------------------------
                              Name: Donald A. Doering
                              Title: CFO

                              EXISTING INVESTORS
                              SPECTRUM SPACE EQUITY
                              INVESTORS IV, INC.


                              By: /s/ Kevin J. Maroni
                                 ------------------------------------------
                              Name: Kevin J. Maroni
                              Title: Chairman and CEO

                              SPECTRUM SPACE IV PARALLEL, INC.

                              By: /s/ Kevin J. Maroni
                                 ------------------------------------------
                              Name: Kevin J. Maroni
                              Title: Chairman and CEO


                              SPECTRUM SPACE IV MANAGERS, INC.

                              By: /s/ Kevin J. Maroni
                                 ------------------------------------------
                              Name: Kevin J. Maroni
                              Title: Chairman and CEO


                              NEW INVESTORS

                              SPECTRUM SPACE EQUITY
                              INVESTORS IV-II, INC.


                              By: /s/ Kevin J. Maroni
                                 ------------------------------------------
                              Name: Kevin J. Maroni
                              Title: Chairman anc CEO


                              SPECTRUM SPACE IV PARALLEL II, INC.

                              By: /s/ Kevin J. Maroni
                                 ------------------------------------------
                              Name: Kevin J. Maroni
                              Title: Chairman and CEO


                              SPECTRUM SPACE IV MANAGERS II, INC.

                              By: /s/ Kevin J. Maroni
                                 ------------------------------------------
                              Name: Kevin J. Maroni
                              Title: Chairman and CEO

                              EXISTING INVESTOR

                              TELCOM SATELLITE VENTURES, INC.

                              By: /s/ R. Prakash
                                 ------------------------------------------
                              Name: Rahul Prakash
                              Title: President



                              NEW INVESTOR


                              TELCOM SATELLITE VENTURES II, INC.


                              By: /s/ R. Prakash
                                 ------------------------------------------
                              Name: Rahul Prakash
                              Title:  President




                                  SCHEDULE III

                     INVESTOR INTERESTS PURCHASED AT CLOSING

                               EXISTING INVESTORS

======================== ==================== ==================================

                                      PURCHASE PRICE
NAME OF INVESTOR      INVESTOR        FOR INVESTOR           NAME AND ADDRESS OF
                      INTERESTS      INTERESTS TO BE             INVESTOR GROUP
                      PURCHASED        PURCHASED                    DESIGNEE
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------

INVESTOR
GROUP 1:
- -----------------------------
Telcom Satellite     0.602182%      US$1,800,000      Telcom Satellite Ventures
Ventures Inc.        (146,873.62                      Inc.
Jurisdiction of      Class A                          211 North Union Street
Incorporation:       Preferred                        Suite 300
Delaware             Units)                           Alexandria, Virginia 22312
                                                      Attention: Hal B. Perkins
                                                      Tel:    (703) 706-3800
                                                      Fax:    (703) 706-3801

- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------
INVESTOR
GROUP 2:
- ----------------------------
Columbia Space,      0.288581%      US$862,606        Columbia Space Partners,
(QP) Inc.            (70,385.60                       Inc.
Jurisdiction of      Class A                          211 North Union Street
Incorporation:       Preferred                        Suite 300
Delaware             Units)                           Alexandria, Virginia 22314
                                                      Attention:  James Fleming
                                                      and Don Doering
                                                      Tel:    (703) 519-3000
                                                      Fax:    (703) 519-3904
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------
Columbia Space      0.015942%       US$47,653         with a copy to:
(AI), Inc.          (3,888.30
Jurisdiction of     Class A                           Edwards & Angell, LLP
Incorporation:      Preferred                         101 Federal Street
Delaware            Units)                            Boston, MA 02100
                                                      Attention: Stephen
                                                      Meredith, Esq.
                                                      Tel: (617) 951-2233
                                                      Fax: (888) 325-9120
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------

Columbia Space      0.230750%       US$689,741
Partners, Inc.      (56,280.43
Jurisdiction of     Class A
Incorporation:      Preferred
Delaware            Units)
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------
INVESTOR
GROUP 3:
- ----------------------------
Spectrum Space      0.516913%       US$1,545,120      Spectrum Space Equity
Equity Investors    (126,076.31                       Investors IV, Inc.
IV, Inc.            Class A                           One Internatiional Place
Jurisdiction of     Preferred                         29th Floor
Incorporation:      Units)                            Boston, MA 82110
Delaware                                              Attention: Kevin Maroni
                                                      Tel: (617) 464-4600
                                                      Fax: (617) 464-4601

- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------
Spectrum Space      0.012097%       US$36,160         with a copy to:
IV Parallel, Inc.   (2,950.53
                    (Class A                          Edwards & Angell, LLP
Jurisdiction of     Preferred                         101 Federal Street
Incorporation:      Units)                            Boston, MA 02100
Delaware                                              Attention: Stephen
                                                      Meredith, Esq.
                                                      Tel:  (617) 951-2233
                                                      Fax: (888) 325-9120
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------
Spectrum Space      0.006263%       US$5,000,000
IV Managers, Inc.   (1,527.49
                    (Class A
Jurisdiction of     Preferred
Incorporation:      Units)
Delaware
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------
Total for Existing  2%              US$5,000,000
Investors           (407,982.28
                    Class A
                    Preferred
                    Units)
================== =============== ================== ==========================

                                 NEW INVESTORS


                                      PURCHASE PRICE
NAME OF INVESTOR      INVESTOR        FOR INVESTOR           NAME AND ADDRESS OF
                      INTERESTS      INTERESTS TO BE             INVESTOR GROUP
                      PURCHASED        PURCHASED                    DESIGNEE
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------

INVESTOR
GROUP 1:
- -----------------------------

Telcom Satellite    7.776000%         US$16,200,000   Telcom Satellite
Ventures II, Inc.   (1,896,585.35                     Ventures Inc.
Jurisdiction of     Class A                           211 North Union Street
Incorporation:      Preferred                         Suite 300
Delaware            Units)                            Alexandria, Virginia 22314
                                                      Attention: Hal B. Perkins
                                                      Tel: (703) 706-3800
                                                      Fax: (703) 706-3801
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------
INVESTOR
GROUP 2:
- ----------------------------

Columbia Space     3.332619%         US$6,778,857     Columbia Space
(QP), II, Inc.     (812,833.98                        Partners, Inc.
Jurisdiciton of    Class A                            211 North Union Street
Incorporation:     Preferred                          Suite 300
Delaware           Units)                             Alexandria, Virginia 22314
                                                      Attention: James Fleming
                                                      and Don Doering
                                                      Tel:  (703) 519-3000
                                                      Fax: (703) 519-3904
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------
Columbia Space      0.035186%       US$2,189          with a copy to:
(AI) II, Inc.       (8,581.84
                    Class A                           Edward & Angell, LLP
                    Preferrd                          101 Federal Street
                    Units)                            Boston, MA 02100
                                                      Attention: Stephen
                                                      Meredith, Esq.
                                                      Tel:  (617) 951-2233
                                                      Fax:  (888) 325-9120
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------


Columbia Space     3.544195%        US$7,618,954
Partners II, Inc.  (864,437.80
Jurisdiction of    Class A
Incorporation:     Preferred
Delaware           Units)
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------

INVESTOR
GROUP 3:
- ------------------

Spectrum Space      6.674918%       US$13,906,080
Equity Investors    (1,628,028.84
IV-II, Inc.         Class A
Jurisdiction of     Preferred
Incorporation:      Units)
Delaware
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------

Spectrum Space IV   0.156211%       US$325,440
Parallel II, Inc.   (38,100.29
                    Class A
Jursidiction of     Preferred
Incorporation:      Units)
Delaware
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------

Spectrum Space IV   0.080870%       US$168,480
Managers II, Inc.   (19,724.49
                    Class A
Jurisdiction of     Preferred
Incorporation"      Units)
Delaware
- ------------------- --------------- ----------------- --------------------------
- ------------------- --------------- ----------------- --------------------------

Totals for New      21.6%           US$45,000,000
Investors           (5,268,292.56
                    Class A
                    Preferred
                    Units)


                                   SCHEDULE V

            OWNERSHIP OF NEWCO LP FOLLOWING INVESTORS OPTION CLOSING



                   Motient           8,000,000 units           26.82%

                   Investors        15,111,111.11 units        50.66%

                   TMI               6,717,375.09 units        22.52%

                   Total            29,828,486.20 units       100%

                                   SCHEDULE VI

            OWNERSHIP OF NEWCO LP FOLLOWING PARENT CONVERSION IN FULL



                   Motient         12,487,800  units          51.20%

                   Investors        5,268,292.86 units        21.60%

                   TMI              6,634,146.34 units        27.20%

                   Total           24,390,243.90 units       100%

                                  SCHEDULE VII

                              ANCILLARY AGREEMENTS

              (1)          Newco LP Agreement

              (2)          Newco GP Stockholders Agreement

              (3)          Asset Sale Agreements

              (4)          Telesat Preferred Provider Agreement

              (5)          Canadian Shareholders Agreement

              (6)          Capacity Lease Agreement

              (7)          Amended and Restated Cross-Licensing Agreement

              (8)          Amendment No. 1 to Research & Development Agreement

              (9)          Rights and Services Agreement

              (10)         Software License Agreement

              (11)         Patent Assignment Agreement

              (12)         TMI Note

              (13)         Motient Notes

              (14)         TMI - Telesat Letter Agreement

              (15)         Non-Interference Agreement

              (16)         Telesat Management Services Agreement (Amendment)

              (17)         Security Agreement

              (18)         Guarantee

              (19)         Pledge Agreement

              (20)         Document Standstill and Termination Agreement

              (21)         Parent Transfer/Drag Along Letter

              (22)         Restoral Capacity Agreement

              (23)         Amendment to Registration Rights Agreement

                                    EXHIBIT N




     The GTIS contract shall be amended as follows:

o        reduction to $45m (Cdn)

o        5 year term for air-time draw down (self amortizing)

                                    SCHEDULES



Schedule I     -      Ownership of Newco LLC

Schedule II    -      Ownership of Newco LP Upon Conversion of Newco LLC

Schedule III   -      Investor Interests To Be Purchased at Closing

Schedule  IV   -      Ownership of Newco LP Immediately After Closing

Schedule V     -      Ownership of Newco LP Following Investors Option Closing

Schedule VI    -      Ownership of Newco LP Following Parent Conversion in Full

Schedule VII   -      Ancillary Agreements

Parent/Newco Disclosure Schedule:

TMI Disclosure Schedule

                                    EXHIBITS

Exhibit A       Form of Newco GP Charter

Exhibit B       Form of Newco GP By-Laws

Exhibit C       Form of Newco GP Stockholders Agreement

Exhibit D       Form of Newco LP Limited Partnership Agreement

Exhibit E       Form of US $11.5 Million Promissory Note (TMI)

Exhibit F       Form of US $15 Million Promissory Note (MSI)

Exhibit G       Form of US $2.5 Million Promissory Note (Motient)

Exhibit H       Form of Conversion Certificate and Form of Certificate of
                Limited Partnership

Exhibit I       Form of Merger Agreement

Exhibit J       Form of Capacity Lease

Exhibit K       Form of Rights and Services Agreement

Exhibit L       Form of Canadian Shareholders Agreement

Exhibit M       Omitted

Exhibit N       Amendments to GTIS Contract

Exhibit O       Form of Parent/Newco Counsel Opinions

Exhibit P       Form of Guarantee

Exhibit Q       Form of FCC Applications

Exhibit R       Operations Plan

Exhibit S       Form of TMI Application to Industry Canada

Exhibit T       Form of Amended and Restated Cross-Licensing Agreement

Exhibit U       Form of Software License Agreement

Exhibit V       Form of Parent Transfer/Drag Along Letter

Exhibit W       Form of Security Agreement

Exhibit X       Form of Pledge and Guaranty Agreement